                                                                 Exhibit 10.10

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                          Dated as of February 24, 1999


                                 by and between


                  NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY,
                                      d/b/a
                          BELL ATLANTIC - NEW HAMPSHIRE

                                       and

                                HARVARD NET, INC.

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996


      This Interconnection Agreement (this "Agreement"), under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Act"), is effective as of the 24th day of February 1999 (the "Effective Date"), by and between New England Telephone and Telegraph Company, d/b/a Bell Atlantic - New Hampshire ("BA"), a New Hampshire corporation with offices at 185 Franklin Street, Boston, Massachusetts, and Harvard Net, Inc. ("HarvardNet"), a Delaware, corporation with offices at 500 Rutherford Avenue, Charlestown, Massachusetts, 02129 (each a "Party" and, collectively, the "Parties").

      WHEREAS, HarvardNet has requested that BA make available to HarvardNet Interconnection service and unbundled Network Elements upon the same terms and conditions as provided in the Interconnection Agreement (and amendments thereto) between New England Fiber Communications, LLC and BA, dated as of July 17, 1997, for New Hampshire, approved by the Commission under Section 252 of the Act the (the, "Separate Agreement") and attached as Appendix 1 hereto; and

      WHEREAS, BA has undertaken to make such terms and conditions available to HarvardNet hereby only because of and, to the extent required by, Section 252(i) of the Act.

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HarvardNet and BA hereby agree as follows:

      1.0   Incorporation of Appendices by Reference

      1.1 Except as expressly stated herein, the terms and conditions of the Separate Agreement (as set forth in Appendix 1 hereto), as it is in effect on the date hereof after giving effect to operation of law, and of the other Appendices hereto, are incorporated by reference in their entirety herein and form an integral part of this Agreement.

      1.2 References in Appendix 1 hereto to New England Fiber Communications, LLC or to NEFC shall for purposes of this Agreement be deemed to refer to HarvardNet.

      1.3 References in Appendix 1 hereto to the "Effective Date", the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date first written above. Unless terminated earlier in accordance with the terms of Appendix 1 hereto, this Agreement shall continue in effect in accordance with Section 21 of Appendix 1 until the Separate Agreement expires or is otherwise terminated.

      1.4 All references in Appendix 1 hereto to "800/888" shall be deleted in their entirety and replaced with the following: "800/888/877".

      1.5 If HarvardNet so requests, at such time as BA makes available the Performance Monitoring Reports set forth in the Memorandum Opinion and Order adopted by the FCC on August 14, 1997 (the "FCC Merger Order") to other Telecommunications Carriers purchasing Interconnection from BA, BA shall provide HarvardNet with the Performance Monitoring Reports applicable to HarvardNet in accordance with the requirements of said FCC Merger Order in lieu of the quarterly performance reports set forth in Schedules 27.2A through 27.2D thereto.

      1.6 Notices to HarvardNet under Section 29.12 of Appendix 1 hereto shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA  02129

      1.7 Notices to BA under Section 29.12 of Appendix 1 hereto shall be sent to the following address:

            President - Telecom Industry Services
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            40th Floor
            New York, New York 10036
            Facsimile: (212) 597-2585

            with a copy to:

            Bell Atlantic Network Services, Inc.
            Attn: Jack H. White
                  Associate General Counsel
            1320 N. Court House Road, 8th Floor
            Arlington, Virginia 22201
            Telephone: (703) 974-1368
            Facsimile: (703) 974-0744

            with a copy to:

            Bell Atlantic New Hampshire
            Attn: Victor Del Vecchio
            185 Franklin Street
            Room 1403
            Boston, MA  02110
            Telephone: (617) 743-2323

            Facsimile:  (617) 737-0648

      1.8 Schedule 4.0 set forth at Appendix 2 hereto shall replace and supersede in its entirety Schedule 4.0 of Appendix 1 hereto.

      2.0 Clarifications

      2.1 BA and HarvardNet have entered into this Agreement in accordance with the requirements of 47 USC ss. 252(i). However, BA has advised HarvardNet that BA disputes the applicability of the Separate Agreement's Reciprocal Compensation arrangements to traffic that is transmitted to or returned from the Internet at any point during the duration of the transmission ("Internet Traffic"), (herein the "Disputed Issue"). BA believes that Internet Traffic is not "Local Traffic" pursuant to Section 5.7 of the Separate Agreement and HarvardNet disagrees.

      2.2 The execution of this Agreement does not constitute (1) an admission by either Party that the other Party's interpretation thereof is lawful or reasonable; or (2) a release or waiver by either Party of its claims and defenses pertaining to the Disputed Issue. Bell Atlantic agrees to be bound by the terms of the Separate Agreement only as and to the extent required by
Section 252(i). Moreover, the entry into, filing and performance by the Parties of this Agreement does not in any way constitute a waiver by either Party of any of the rights and remedies it may have pursuant to Section 28 of the Separate Agreement. Nor does it constitute a waiver of any right available under Applicable Law, in connection with either the Disputed Issue or with HarvardNet's election under 47 U.S.C. ss. 252(i): (1) to petition the Commission, other administrative body or court for reconsideration or reversal of any determination made by such body or court or (2) to seek enforcement or review of this Agreement or the Separate Agreement.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 24th day of February, 1999.


HARVARD NET, INC.                       BELL ATLANTIC-NEW HAMPSHIRE, INC.


By: /s/ Mark Washburn                   By: /s/ Jeffrey A. Masoner
    --------------------------              -------------------------------

Printed: Mark Washburn                  Printed:   Jeffrey A. Masoner
        ----------------------                   --------------------------


Title: President & CEO                  Title: Vice-President - Interconnection
       -----------------------                 Services Policy & Planning
                                               ----------------------------

                                   APPENDIX 1

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                            Dated as of July 17, 1997


                                 by and between


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY

                                       and

                    NEW ENGLAND FIBER COMMUNICATIONS, L.C.C.
                                FOR NEW HAMPSHIRE

                              TABLE OF CONTENTS

Section                                                                   Page

1.0   DEFINITIONS                                                           1

2.0   INTERPRETATION AND CONSTRUCTION                                       7

3.0   SCOPE                                                                 7

4.0   INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                         7
      4.1   Scope                                                           7
      4.2   Physical Architecture                                           8
      4.3   Initial Interim Architecture                                    8
      4.4   Technical Specifications                                        8

5.0   TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC
      PURSUANT TO SECTION 251(c)(2)                                         9
      5.1   Scope of Traffic                                                9
      5.2   Switching System Hierarchy                                      9
      5.3   Trunk Group Architecture and Traffic Routing                    10
      5.4   Signaling                                                       11
      5.5   Grades of Service                                               11
      5.6   Measurement and Billing                                         11
      5.7   Reciprocal Compensation Arrangements -- Section 251(b)(5)       12
      5.8   Municipal Calling Service                                       13

6.0   TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO
      SECTION 251(c)(2)                                                     13
      6.1   Scope of Traffic                                                13
      6.2   Trunk Group Architecture and Traffic Routing                    13
      6.3   Meet-Point Billing Arrangements                                 14

7.0   TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC                   14
      7.1   Information Services Traffic                                    14
      7.2   Tandem Transit Service                                          15
      7.3   Dedicated Transit Service                                       16
      7.4   911/E911 Arrangements                                           17

8.0   JOINT NETWORK CONFIGURATION AND GROOMING PLAN; INSTALLATION,
      MAINTENANCE, TESTING AND REPAIR                                       18
      8.1   Joint Network  Configuration and Grooming Plan                  18
      8.2   Installation, Maintenance, Testing and Repair                   18
      8.3   Network Reliability Council                                     18

9.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)                                 18
      9.1   Local Link Transmission Types                                   18
      9.2   ADSL and HDSL                                                   19
      9.3   Port Types                                                      20
      9.4   Private Lines and Special Access                                20
      9.5   Limitations on Unbundled Access                                 21
      9.6   Availability of Other Network Elements on an Unbundled Basis    22
      9.7   Provisioning of Unbundled Links                                 22
      9.8   Maintenance of Unbundled Network Elements                       24
      9.9   True-up of Monthly Unbundled Link Charges for New Hampshire     24

10.0  RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                            26
      10.1  Availability of Wholesale Rates for Resale                      26
      10.2  Availability of Retail Rates for Resale                         26
      10.3  Term and Volume Discounts                                       26

11.0  NOTICE OF CHANGES -- SECTION 251(c)(5)                                26

12.0  COLLOCATION -- SECTION 251(c)(6)                                      26

13.0  NUMBER PORTABILITY -- SECTION 251(b)(2)                               27
      13.1  Scope                                                           27
      13.2  Procedures for Providing INP Through Remote Call Forwarding     27
      13.3  Procedures for Providing INP Through Route Indexing             28
      13.4  Procedures for Providing INP Through Full NXX Code Migration    28
      13.5  Receipt of Terminating Compensation on Traffic to INP'ed
            Numbers                                                         29
      13.6  True-up of Monthly INP Costs                                    30

14.0  NUMBER RESOURCE ASSIGNMENTS                                           30

15.0  DIALING PARITY -- SECTION 251(b)(3)                                   30

16.0  ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                          30

17.0  DATABASES AND SIGNALING                                               31

18.0  REFERRAL ANNOUNCEMENT                                                 31

19.0  DIRECTORY SERVICES ARRANGEMENTS                                       31
      19.1  Directory Listings and Directory Distributions                  31
      19.2  Directory Assistance (DA) and Operator Services                 32

20.0  GENERAL RESPONSIBILITIES OF THE PARTIES                               34

21.0  TERM AND TERMINATION                                                  36

22.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                          37

23.0  CANCELLATION CHARGES                                                  37

24.0  NON-SEVERABILITY                                                      37

25.0  INDEMNIFICATION                                                       37

26.0  LIMITATION OF LIABILITY                                               38

27.0  PERFORMANCE STANDARDS AND REPORTING REQUIREMENTS                      39
      27.1  Performance Standards                                           39
      27.2  Reporting Requirements                                          39

28.0  REGULATORY APPROVAL                                                   40

29.0  MISCELLANEOUS                                                         40
      29.1  Authorization                                                   40
      29.2  Compliance                                                      41
      29.3  Compliance with the Communications Law Enforcement Act of
            1994                                                            41
      29.4  Independent Contractor                                          41
      29.5  Force Majeure                                                   41
      29.6  Confidentiality                                                 41
      29.7  Governing Law                                                   42
      29.8  Taxes                                                           43
      29.9  Non-Assignment                                                  43
      29.10 Non-Waiver                                                      43
      29.11 Disputed Amounts                                                43
      29.12 Notices                                                         44
      29.13 Publicity and Use of Trademarks or Service Marks                45
      29.14 Section 252(i) Obligations                                      45
      29.15 Joint Work Product                                              45
      29.16 No Third Party Beneficiaries; Disclaimer of Agency              45
      29.17 No License                                                      45
      29.18 Technology Upgrades                                             46
      29.19 Survival                                                        46
      29.20 Scope of Agreement                                              46
      29.21 Entire Agreement                                                46
      29.22 Power and Authority                                             46

                        LIST OF SCHEDULES AND EXHIBIT


                                  Schedules

Schedule 1.0            Certain Terms As Defined in the Act

Schedule 4.0            Network Interconnection Schedule

Schedule 8.2            NYNEX Intervals for Installation

Schedule 27.1           NYNEX Performance Standards

Schedule 27.1(A)        NEFC Service Quality Criteria

Schedule 27.2           Performance Measurement Reports

Pricing Schedule


                                   Exhibit

Exhibit A         Network Element Bona Fide Request

      INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                     TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 ("Agreement"), is effective as of the 10th day of July, 1997 (the "Effective Date"), by and between New England Fiber Communications L.L.C. ("NEFC") a Delaware limited liability companywith offices at 2 Wall Street, Manchester, New Hampshire 03101 and New England Telephone and Telegraph Company d/b/a NYNEX ("NYNEX" or "NET"), a New York corporation with offices at 185 Franklin Street, Boston, Mass. 02110.

      WHEREAS the Parties want to interconnect their networks at mutually agreed upon points of Interconnection to provide Telephone Exchange Services (as defined below) and Exchange Access (as defined below) to their respective Customers; and

      WHEREAS the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein;

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NEFC and NYNEX hereby agree as follows:

1.0   DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings specified below in this Section 1.0. For convenience of reference only, the definitions of certain terms that are As Defined in the Act (as defined below) are set forth on Schedule 1.0. Schedule 1.0 sets forth the definitions of such terms as of the date specified on such Schedule and neither Schedule 1.0 nor any revision, amendment or supplement thereof intended to reflect any revised or subsequent interpretation of any term that is set forth in the Act is intended to be a part of or to affect the meaning or interpretation of this Agreement.

      1.1 "Act" means the Communications Act of 1934 (47 U.S.C. ss. 151, et seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or a state regulatory agency within its state of jurisdiction.

      1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal using one of a variety of line codes as specified in ANSI standards T1.413-1995-007R2.

      1.3 "Affiliate" is As Defined in the Act.

      1.4 "Agreement for Switched Access Meet Point Billing" means the Agreement for Switched Access Meet Point Billing between the Parties as amended.

      1.5 "As Defined in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the PUC.

      1.6 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the PUC.

      1.7 "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

      1.8 "Busy Line Verification/Busy Line Verification Interrupt Traffic" or "BLV/BLVI Traffic" means an operator service call in which the caller inquires as to the busy status of or requests an interruption of a call on another Customer's Telephone Exchange Service line.

      1.9 "Calling Party Number" or "CPN" is a Common Channel Interoffice Signaling ("CCIS") parameter which refers to the number transmitted through a network identifying the calling party.

      1.10 "Central Office Switch" means a switch used to provide
Telecommunications Services, including, but not limited to:

            (a) "End Office Switches" which are used to terminate Customer station Links for the purpose of interconnection to each other and to trunks; and

            (b) "Tandem Office Switches" ("Tandems") which are used to connect and switch trunk circuits between and among other Central Office Switches.

      A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

      1.11 "CCS" means one hundred (100) call seconds.

      1.12 "CLASS Features" means certain CCIS-based features available to Customers including, but not limited to: Automatic Call Back; Call Trace; Caller Identification; Call Return and future CCIS-based offerings.

      1.13 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for

Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to the occupied structure or portion thereof in which such Housing Party has the exclusive right of occupancy. Collocation will be "physical," unless physical collocation is not practical for technical reasons or because of space/limitations, in which case virtual collocation will be provided, subject to PUC approval. In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises.

      1.14 Commission means the New Hampshire Public Utilities Commission
("PUC").

      1.15 "Customer" means a third-party residence or business that subscribes to Telecommunications Services provided by either of the Parties.

      1.16 "Common Channel Interoffice Signaling" or "CCIS" means the signaling system, developed for use between switching systems with stored-program control, in which all of the signaling information for one or more groups of trunks is transmitted over a dedicated high-speed data link rather than on a per-trunk basis and, unless otherwise agreed by the Parties, the CCIS used by the Parties shall be SS7.

      1.17 "Cross Connection" means a connection provided pursuant to Collocation at the Digital Signal Cross Connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and
(ii) the equipment or facilities of the Housing Party.

      1.18 "Dialing Parity" is As Defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity. "Local Dialing Parity" means the ability of Telephone Exchange Service Customers of one LEC to select a provider and make local calls without dialing extra digits. "Toll Dialing Parity" means the ability of Telephone Exchange Service Customers of a LEC to place toll calls (inter or intraLATA) which are routed to a toll carrier (intraLATA or interLATA) of their selection without dialing access codes or additional digits and with no unreasonable dialing delay.

      1.19 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

      1.20 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

      1.21 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

      1.22 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

      1.23 "Direct Customer Access Service" or "DCAS" is an electronic interface system provided by NYNEX to facilitate the ordering, provisioning and maintenance of various interconnection arrangements.

      1.24 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications providers for billable, non-billable, sample, settlement and study data. The EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

      1.25 "Exchange Access" is As Defined in the Act.

      1.26 "FCC" means the Federal Communications Commission.

      1.27 "Fiber-Meet" means an Interconnection architecture method whereby the Parties physically Interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

      1.28 "High-Bit Rate Digital Subscriber Line" or "HDSL" means a transmission technology which transmits up to a DS1-level signal, using any one of the following line codes: 2 Binary / 1 Quartenary ("2B1Q"), Carrierless AM/PM, Discrete Multitone ("DMT"), or 3 Binary / 1 Octel ("3BO").

      1.29 "Information Service" is As Defined in the Act.

      1.30 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform.

      1.31 "Integrated Digital Loop Carrier" means a subscriber loop carrier system which integrates within the switch, at a DS1 level, twenty-four (24) Local Link Transmission paths combined into a 1.544 Mbps digital signal.

      1.32 "Interconnection" is As Described in the Act and refers to the connection of a network, equipment, or facilities, of one carrier with the network, equipment, or facilities of another for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

      1.33 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

      1.34 "Interim Telecommunications Number Portability" or "INP" is As Described in the Act.

      1.35 "InterLATA Service" is As Defined in the Act.

      1.36 "Integrated Services Digital Network" or "ISDN" means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D).

      1.37 "IntraLATA Toll Traffic" means those intraLATA station calls that are not defined as Local Traffic in this Agreement.

      1.38 "Local Access and Transport Area" or "LATA" is As Defined in the Act.

      1.39 "Local Traffic" means a call which is originated and terminated within a local service area as defined in NHPUC No.77 Tariff, Part A, Section 6. IntraLATA calls originated on a 1+ presubscription basis when available or a casual dialed (10XXX/101XXXX) basis are not considered local traffic.

      1.40 "Local Exchange Carrier" or "LEC" is As Defined in the Act.

      1.41 "Local Link Transmission" or "Link" means the entire transmission path which extends from the network interface/demarcation point at a Customer's premises to the Main Distribution Frame or other designated frame or panel in a Party's Wire Center which serves the Customer. Links are defined by the electrical interface rather than the type of facility used.

      1.42 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

      1.43 "Main Distribution Frame" or "MDF" means the distribution frame of the Party providing the Link used to interconnect cable pairs and line and trunk equipment terminals on a switching system.

      1.44 "Meet-Point Billing" means the process whereby each Party bills the appropriate tariffed rate for its portion of a jointly provided Switched Exchange Access Service as agreed to in the Agreement for Switched Access Meet Point Billing.

      1.45 "Municipal Calling Service" is a calling service arrangement provided on a non-optional basis to Customers in municipalities served by more than one exchange or locality where toll charges would normally apply. Calls between exchanges or localities serving the same municipality are not chargeable as toll except for calls originating from coin (public and semi-public) telephones, terminating at public telephones, or made to or from foreign exchange lines unless dial tone for the foreign exchange line is provided from a central office serving some portion of the municipality in which the foreign exchange line service address is located.

      1.46 "Network Element" is As Defined in the Act.

      1.47 "Network Element Bona Fide Request" means the process described in Exhibit A that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element not otherwise provided by the terms of this Agreement.

      1.48 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States, Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

      1.49 "Number Portability" is As Defined in the Act.

      1.50 "NXX" means the three-digit code which appears as the first three digits of a seven digit telephone number.

      1.51 "Party" means either NYNEX or NEFC, and "Parties" means NYNEX and NEFC.

      1.52 "Port" means a termination on a Central Office Switch that permits Customers to send or receive Telecommunications over the public switched network, but does not include switch features or switching functionality.

      1.53 "POT Bay" or "Point of Termination Bay" means the intermediate distributing frame system which serves as the point of demarcation for collocated interconnection.

      1.54 "Rate Center" means the specific geographic point which has been designated by a given LEC as being associated with a particular NPA-NXX code which has been assigned to the LEC for its provision of Telephone Exchange Service. The Rate Center is the finite geographic point identified by a specific V&H coordinate, which is used by that LEC to measure, for billing purposes, distance sensitive transmission services associated with the specific Rate Center. Rate Centers will be identical for each Party until such time as NEFC establishes its own Rate Centers within an area.

      1.55  "Reciprocal Compensation" is As Described in the Act.

      1.56 "Route Indexing" means the provision of Interim Number Portability through the use of direct trunks provisioned between End Offices of NYNEX and NEFC over which inbound traffic to a ported number will be routed.

      1.57 "Routing Point" means a location which a LEC has designated on its own network as the homing (routing) point for inbound traffic to one or more of its NPA-NXX codes. The Routing Point is also used to calculate mileage measurements for the distance-sensitive transport element charges of Switched Exchange Access Services. Pursuant to Bell Communications Research, Inc. ("Bellcore") Practice BR 795-100-100 (the "Bellcore Practice"), the Routing Point (referred to as the "Rating Point" in such Bellcore Practice) may be an End Office Switch location or a "LEC Consortium Point of Interconnection." Pursuant to such Bellcore Practice, each "LEC Consortium Point of Interconnection" shall be designated by a common language location identifier
(CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, Routing Points associated with each NPA-NXX need not be the same as the corresponding Rate Center, nor must there be a unique and separate Routing Point corresponding to each unique and separate Rate Center; provided only that the Routing Point associated with a given NPA-NXX must be located in the same LATA as the Rate Center associated with the NPA-NXX.

      1.58 "Service Control Point" or "SCP" means a component of the signaling network that acts as a database to provide information to another component of the signaling network (i.e., Service Switching Point or another SCP) for processing or routing certain types of network calls. A query/response mechanism is typically used in communicating with an SCP.

      1.59 "Signaling Transfer Point" or "STP" means a component of the signaling network that performs message routing functions and provides information for the routing of messages between signaling network components. An STP transmits, receives and processes CCIS messages.

      1.60 "Switched Exchange Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of Telephone Toll Service. Switched Exchange Access Services include: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access services.

      1.61 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base transmission rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate.

      1.62 "Technically Feasible Point" is As Described in the Act.

      1.63 "Telecommunications" is As Defined in the Act.

      1.64 "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

      1.65 "Telecommunications Carrier" is As Defined in the Act.

      1.66 "Telecommunications Service" is As Defined in the Act.

      1.67 "Telephone Exchange Service" is As Defined in the Act.

      1.68 "Telephone Toll Service" is As Defined in the Act.

      1.69 "Wire Center" means an occupied structure or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.

2.0   INTERPRETATION AND CONSTRUCTION

      All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Sections and the terms defined in Schedule 1.0 are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including NYNEX or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

3.0   SCOPE

      This Agreement sets forth the terms and conditions under which NEFC and NYNEX will interconnect their respective networks to enable NEFC to provide Telecommunications Services consistent with the rights and obligations set forth in Section 251 of the Act.

4.0   INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

      Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Section 4.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for the State of New Hampshire on
Schedule 4.0. Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties. Interconnection in the LATA shall be accomplished through either (i) a Fiber-Meet as provided in Section 4.2, (ii) Collocation as provided in Section 12.0, (iii) any other Interconnection method provided by applicable tariff, law, rule or regulation, or (iv) any other Interconnection method to which the Parties may agree.

      4.1 Scope

      Section 4.0 describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Local Traffic and IntraLATA toll traffic pursuant to Section 251(c)(2) of the Act. Sections 5.0 and 6.0 prescribe the specific logical trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section 4.0 related to the transmission and routing of Telephone Exchange Service Traffic and Exchange Access traffic, respectively. Other trunk groups, as described in this Agreement, may be configured using this architecture.

      4.2 Physical Architecture

      For LATA 130 identified on Schedule 4.0, NEFC and NYNEX shall jointly engineer and operate a diverse Synchronous Optical Network ("SONET") transmission system by which they shall interconnect their networks pursuant to the joint network reconfiguration and grooming plan ("Joint Grooming Plan") specified in Section 8.1, and according to the following minimum specifications:

            4.2.1 The Parties shall establish physical Interconnection points at the locations designated in Schedule 4.0. Interconnection points on NEFC's network shall be designated as NEFC Interconnection Points ("B-IP"); Interconnection points on the NYNEX network shall be designated as NYNEX Interconnection Points ("N-IP"). The Parties may by mutual agreement establish additional Interconnection points at any Technically Feasible Point consistent with Act.

            4.2.2 Unless otherwise mutually agreed, the SONET transmission system in the LATA shall be pursuant to the Joint Grooming Plan. Each Party shall be responsible for procuring, installing and maintaining the agreed-upon Optical Line Terminating Multiplexor ("OLTM") equipment, fiber optic facilities and other equipment as agreed pursuant to the Joint Grooming Plan.

            4.2.3 Unless otherwise mutually agreed, the physical interface of NEFC's and NYNEX's facilities necessary to effect the SONET transmission system shall be at the optical level via a Fiber-Meet or other comparable means.

      4.3 Initial Interim Architecture

            4.3.1 The Parties agree to allow interim alternatives to the architecture described in Section 4.2, utilizing electrical hand-offs, provided the Parties mutually develop and agree on a plan to fully transition to an arrangement reflective of
Section 4.2 in that LATA within one hundred and eighty (180) days following the Interconnection Activation Date listed for that LATA in Schedule 4.0.

      4.4 Technical Specifications

            4.4.1 NEFC and NYNEX shall work cooperatively to install and maintain a reliable network. NEFC and NYNEX shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

            4.4.2 NEFC and NYNEX shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

            4.4.3 The publication "Bellcore Technical Publication GR-342-CORE; High Capacity Digital Special Access Service, Transmission Parameter Limits and Interface Combinations" describes the practices, procedures, specifications and interfaces generally utilized by NYNEX and is referenced herein to assist the Parties in meeting their respective Interconnection responsibilities related to electrical/optical interfaces.

5.0   TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
      SECTION 251(c)(2)

      5.1 Scope of Traffic

      Section 5.0 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4.0 for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers and where such traffic is not presubscribed for carriage by a third party carrier nor carried by a third party carrier as casual dialed (10XXX and 101XXXX) traffic.

      5.2 Switching System Hierarchy

            5.2.1 For purposes of this Section 5.0, each of the following Central Office Switches shall be designated as a "Primary Switch":

            (a)   Each Access Tandem NYNEX operates in the LATA;

            (b) The initial switch NEFC employs to provide Telephone Exchange Service in the LATA;

            (c) Any Access Tandem NEFC may establish for provision of Exchange Access in the LATA;

            (d) Any additional switch NEFC may subsequently employ to provide Telephone Exchange Service in the LATA which NEFC may at its sole option designate as a Primary Switch; provided that the total number of NEFC Primary Switches for a LATA may not exceed the total number of NYNEX Primary Switches for that LATA. To the extent NEFC chooses to designate any additional switch as a Primary Switch, it shall provide notice to NYNEX of such designation at least ninety (90) days in advance of the date on which NEFC activates such switch as a Primary Switch; and

            (e) Any additional tandem switch NYNEX may subsequently employ to provide access and/or sector traffic capacity within a LATA. Traffic destined to sub-tending Secondary Switches routed via such a tandem(s) would be determined by network requirements and notice made available to all LECs at least one hundred-eighty (180) days prior to service introduction.

            5.2.2 Each Central Office Switch operated by the Parties which is not designated as a Primary Switch pursuant to Section 5.2.1 shall be designated as a "Secondary Switch".

            5.2.3 For purposes of NEFC routing traffic to NYNEX, sub-tending arrangements between NYNEX Primary Switches and NYNEX Secondary Switches shall be the same as the Access Tandem/End Office sub-tending arrangements which NYNEX maintains for those switches. For purposes of NYNEX routing traffic to NEFC, subtending arrangements between NEFC Primary Switches and NEFC Secondary Switches shall be the same as the Access Tandem/End Office sub-tending arrangements which NEFC maintains for those switches.

      5.3 Trunk Group Architecture and Traffic Routing

      The Parties shall jointly engineer and configure Traffic Exchange Trunks over the physical Interconnection arrangements for the transport and termination of Telephone Exchange Service Traffic, as follows:

            5.3.1 The Parties shall initially configure a separate two-way trunk group, and operate as one-way or two-way as mutually agreed to by both Parties, as a direct transmission path between each NEFC Primary Switch and each NYNEX Primary Switch.

            5.3.2 Notwithstanding anything to the contrary in this Section 5.0, if the two-way traffic volumes between any two Central Office Switches (whether Primary-

Primary, Primary-Secondary or Secondary-Secondary) at any time exceeds the CCS busy hour equivalent of one DS-1, the Parties shall within sixty (60) days after such occurrence add trunks or establish new direct trunk groups consistent with the grades of service and quality parameters set forth in the Joint Grooming Plan addressed in Section 8.0.

            5.3.3 NYNEX and NEFCwill allow each other to route their intrastate and interstate switched access service traffic over the Traffic Exchange Trunk Groups, pursuant to the rates, terms and conditions specified in each Party's effective intrastate and interstate access tariffs or at generally available and prevailing rates, terms and conditions.

      5.4 Signaling

            5.4.1 Where available, CCIS signaling shall be used by the Parties to set up calls between the Parties' Telephone Exchange Service networks. If CCIS signaling is unavailable, MF (Multi-Frequency) signaling shall be used by the Parties. In the interim, each Party shall charge the other Party equal and reciprocal rates for CCIS signaling in accordance with applicable tariffs. In the event NEFC does not have an effective tariff rate, it shall charge NYNEX at the tariffed NYNEX rate. During the term of this Agreement neither Party shall charge the other Party additional usage-sensitive rates for SS7 queries (TCAP and ISUP) made for Local Traffic interchanged between the Parties.

            5.4.2 The publication "Bellcore Special Report SR-TSV-002275, BOC Notes on the LEC Networks - Signaling" describes the practices, procedures and specifications generally utilized by NYNEX for signaling purposes and is referenced herein to assist the Parties in meeting their respective Interconnection responsibilities related to signaling.

            5.4.3 The Parties will cooperate on the exchange of Transactional Capabilities Application Part ("TCAP") messages to facilitate interoperability of CCIS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCIS signaling parameters will be provided including, calling party number ("CPN"), originating line information (OLI), calling party category and charge number.

            5.4.4 Upon request, each Party shall provide trunk groups where available that are configured utilizing the B8ZS ESF protocol for 64 Kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

      5.5 Grades of Service

      The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Grooming Plan.

      5.6 Measurement and Billing

            5.6.1 For billing purposes, each Party shall pass calling party number information on each call carried over the Local/IntraLATA Trunks; provided that so long as the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information shall be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use of calls exchanged with CPN information.

            5.6.2 Measurement of billing minutes (except for originating 800/888 calls) shall be in actual conversation seconds. Measurement of billing minutes for originating 800/888 calls shall be in accordance with applicable tariffs.

            5.6.3 Where CPN is not available in a LATA for greater than ten percent (10%) of the traffic, the party sending the traffic shall provide factors to determine the jurisdiction, as well as local vs. toll distinction, of the traffic. Such factors shall be supported by call record details that will be made available for review upon request. Where parties are passing CPN but the receiving party is not properly receiving or recording the information, the Parties shall cooperatively work to correctly identify the traffic, and establish a mutually agreeable mechanism that will prevent improperly rated traffic. Notwithstanding this, if any improperly rated traffic occurs, the Parties agree to reconcile it.

      5.7 Reciprocal Compensation Arrangements -- Section 251(b)(5).

            5.7.1 Reciprocal Compensation only applies to the transport and termination of Local Traffic billable by NYNEX or NEFC which a Telephone Exchange Service Customer originates on NYNEX's or NEFC's network for termination on the other Party's network except as provided in Section 5.7.6 below.

            5.7.2 The Parties shall compensate each other for transport and termination of Local Traffic in an equal and symmetrical manner at the rate provided in the Pricing Schedule. This rate is to be applied at the B-IP for traffic delivered by NYNEX, and at the N-IP for traffic delivered by NEFC. No additional charges, including Port or transport charges, shall apply for the termination of Local Traffic delivered to the B-IP or the N-IP. When Local Traffic is terminated over the same trunks as IntraLATA or InterLATA toll, any Port or transport or other applicable access charges related to the toll traffic shall be prorated to be applied only to the toll traffic.

            5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service or to any other IntraLATA calls originated on a third Party carrier's network on a 1+ presubscribed basis or a casual dialed (10XXX or 101XXX) basis. All Switched Exchange Access Service and all IntraLATA Toll Traffic shall continue to be governed by the terms and conditions of the applicable federal and state tariffs.

            5.7.4 Each Party shall charge the other Party its effective applicable tariffed IntraLATA switched access rates for the transport and termination of all IntraLATA Toll Traffic.

            5.7.5 The Parties agree to interconnect their respective frame relay networks where facilities are available. Each Party will charge the other the rates specified in the Pricing Schedule for Network-to-Network Interfaces ("NNI") in those instances where the Parties are interconnecting for the purposes of terminating Telephone Exchange Service Traffic. NYNEX will charge NEFC the same rates charged to other similarly situated local exchange carriers for frame relay-to-frame relay network.

            5.7.6 The rates for termination of Local Traffic are set forth in the Pricing Schedule which is incorporated by reference herein.

            5.7.7 Compensation for transport and termination of all traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 13.0 shall be as specified in Section 13.6.

            5.7.8 When either Party delivers seven (7) or ten (10) digit translated IntraLATA 800/888 service to the other Party for termination, the originating party shall provide the terminating Party with billing records in industry standard format (EMR) if required by the terminating Party. The originating Party may bill the terminating Party for the delivery of the traffic at local Reciprocal Compensation rates. The terminating Party may not bill the originating Party Reciprocal Compensation under this Agreement. The Party that is providing the 800/888 service shall pay the database inquiry charge per the Pricing Schedule to the Party that performed the database inquiry.

      5.8 Municipal Calling Service

      The Parties shall work cooperatively to facilitate each Party's public service obligations as required by the PUC to provide its end user customers with toll free Municipal Calling Service ("MCS"). Such cooperation shall include the sharing of certain account and toll free municipal ("TFM") codes on a daily or other mutually agreeable basis and working with other industry participants to satisfactorily resolve MCS related measurement and billing issues associated with implementation of IntraLATA presubscription.

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO SECTION 251(c)(2)

      6.1 Scope of Traffic

      Section 6.0 prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over the Interconnections specified in
Section 4.0
for the transmission and routing of Exchange Access traffic between NEFC's Telephone Exchange Service Customers and Interexchange Carriers ("IXCs").

      6.2 Trunk Group Architecture and Traffic Routing

            6.2.1 The Parties shall jointly establish Access Toll Connecting Trunks by which they will jointly provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic from/to
NEFC's Customers.

            6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow NEFC's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to an NYNEX Access Tandem.

            6.2.3 The Access Toll Connecting Trunks shall be two-way trunks, and operated as one-way or two-way as mutually agreed to by both Parties, connecting an End Office Switch NEFC utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to an Access Tandem Switch NYNEX utilizes to provide Exchange Access in such LATA.

      6.3 Meet-Point Billing Arrangements

            6.3.1 Meet-Point Billing arrangements between the Parties for jointly-provided Switched Exchange Access Services on Access Toll Connecting Trunks will be governed by the terms and conditions of a mutually agreeable arrangement, in accordance with Ordering and Billing Forum Guidelines, which the Parties will cooperatively work to develop.

            6.3.2 Until and unless changed by the FCC on a going forward basis, NEFC shall retain one hundred percent (100%) of the Residual Interconnection Charge in instances in which NEFC provides the End Office switching.

            6.3.3 For Meet-Point billing, NEFC's End Office switch (i.e., Routing Point) shall subtend the NYNEX Access Tandem nearest to such Routing Point, as measured in airline miles utilizing the V&H coordinate method. Alternative configurations will be discussed as part of the Joint Grooming Plan

7.0   TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

      7.1 Information Services Traffic

            7.1.1 If and when Information Services become available in the State of New Hampshire, the Parties shall work cooperatively with one another to develop a mutually agreeable compensation arrangement for the provision of such services.

      7.2 Tandem Transit Service ("Transit Service")

            7.2.1 "Transit Service" means the delivery of certain traffic between NEFC and a LEC by NYNEX over the Local/IntraLATA/InterLATA Trunks. The following traffic types will be delivered: (i) Local or Intralata Toll Traffic originated from NEFC to such LEC and (ii) Local Traffic or IntraLATA Toll Traffic originated from such LEC and terminated to NEFC where NYNEX carries such traffic.

            7.2.2 Subject to Section 7.2.4, the Parties shall compensate each other for Transit Service as follows:

            (a) NEFC shall pay NYNEX for Local Traffic NEFC originated over the Transit Service at the rate specified in the Pricing Schedule plus any additional charges or costs such terminating LEC imposes or levies on NYNEX for the delivery or termination of such traffic, including any switched access charges;

            (b) NYNEX shall pay NEFC for Local, InterLATA, or IntraLATA Toll Traffic terminated to NEFC from such LEC at the appropriate Reciprocal Compensation rates described in Section 5.7, InterLATA access rates, or (where NYNEX delivers such traffic pursuant to the PUC's primary toll carrier plan or other similar plan) at NEFC's applicable switched access rates or local termination rate, whichever is appropriate.

            7.2.3 While the Parties agree that it is the responsibility of a LEC to enter into arrangements to deliver Local Traffic to NEFC, they acknowledge that such arrangements are not currently in place and an interim arrangement is necessary to ensure traffic completion. Accordingly, until the earlier of (i) the date on which either Party has entered into an arrangement with such LEC to deliver Local Traffic to NEFC or (ii) one-hundred and eighty (180) days after the Interconnection Activation Date, NYNEX will deliver and NEFC will terminate Local Traffic originated from such LEC without charge to one another.

            7.2.4 NYNEX expects that all networks involved in transit traffic will deliver each call to each involved network with CCIS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by NYNEX as noted in Section 1.12 and billing functions. In all cases, NEFC is responsible to follow the Exchange Message Record ("EMR") standard and exchange records with both NYNEX and the terminating LEC to facilitate the billing process to the originating network.

            7.2.5 NYNEX agrees that it shall make available to NEFC, at NEFC's sole option, any Tandem Transit arrangement NYNEX offers to another

Telecommunications Carrier at the same rates, terms, and conditions provided to such other Telecommunications carrier, at the rates, terms and conditions set forth in its applicable tariffs, or as provided by law, rule or regulation.

      7.3 Dedicated Transit Service

            7.3.1 "Dedicated Transit Service" provides for the dedicated connection between a NEFC Collocation arrangement established pursuant to applicable tariffs and/or license agreements at a NYNEX premises and a Collocation arrangement of a third party carrier that maintains a Collocation arrangement at the same premises. Dedicated Transit Service shall be provided using a Cross-Connection (dedicated connection) using suitable NYNEX-provided cable or transmission facilities or any other mutually agreed upon arrangement.

            7.3.2 The carrier that requests the Dedicated Transit Service shall be the customer of record for both ends of the service in terms of ordering, provisioning, maintenance, and billing. Alternative arrangements may be utilized if agreed upon by all three Parties.

      7.3.3 NYNEX agrees that it shall make available to NEFC, at NEFC's sole option, any Dedicated Transit arrangement NYNEX offers to another Telecommunications Carrier at the same rates, terms, and conditions provided to such other Telecommunications carrier, at the rates, terms and conditions set forth in its applicable tariffs, or as provided by law, rule or regulation.

      7.4 E911 Arrangement

            7.4.1 NEFC will interconnect at the meet point designated in
Schedule 4.0 for the provision of E911 services and for access to all sub-tending Public Safety Answering Points ("PSAPs").

            7.4.2 Path and route diverse interconnections for E911 shall be made at the Concord and Manchester tandems. NEFC shall provision, install and maintain four trunks from each End Office(s) or Host End Office(s) to the meet point between NYNEX and NEFC. Two trunks shall be routed to the primary E911 tandem in Concord and two trunks shall be routed to the secondary E911 tandem in Manchester for a total of four trunks from each End Office or Host End Office. NEFC agrees to route all 911 calls received by its exchanges to the E911 network in accordance with the following routing option: first attempt, the primary high usage trunk group to the Concord E911 tandem; second attempt, the intermediate high usage trunks to the Manchester E911 tandem; third and final attempt, if technically feasible, to a predetermined local 7-digit emergency number as specified by the New Hampshire Bureau of Emergency Communications ("NHBEC").

            7.4.3 NYNEX will provide NEFC with an electronic interface through which NEFC shall input and provide a daily update of E911 database information related to appropriate NEFC customers. NYNEX will provide NEFC with the Master Street Address Guide (MSAG) so that NEFC can ensure the accuracy of the data transfer. Additionally, NYNEX shall assist NEFC in identifying the appropriate person in each municipality for the purpose of obtaining the ten-digit Subscriber number of each PSAP.

            7.4.4 NYNEX and NEFC will use their best efforts to facilitate the prompt, robust, reliable and efficient Interconnection of NEFC's systems to the 911/E911 platforms.

            7.4.5 NEFC will compensate NYNEX for connections to its 911/E911 System pursuant to the Pricing Schedule.

            7.4.6 Both Parties will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in the State of New Hampshire.

            7.4.7 In accordance with New Hampshire RSA 508:12 a, III, NEFC, its shareholders, officers, and agents, shall not be liable in any suit for civil damages when NEFC in good faith and without willful or wanton negligence receives, develops, collects or processes information for the E911 data base, relays or transfers E911 services or provides emergency telephone communications for ambulance, police and fire departments.

            7.4.8 In accordance with New Hampshire RSA 508:12 a, III, NYNEX, its shareholders, officers, and agents, shall not be liable in any suit for civil damages when NYNEX in good faith and without willful or wanton negligence receives, develops, collects or processes information for the E911 data base, relays or transfers E911 services or provides emergency telephone communications for ambulance, police and fire departments.

8.0 JOINT NETWORK CONFIGURATION AND GROOMING PLAN; AND INSTALLATION, MAINTENANCE, TESTING AND REPAIR.

      8.1 Joint Network Configuration and Grooming Plan. Within six (6) months after the date of the Agreement, or may be mutually agreed to by parties, NEFC and NYNEX shall jointly develop a grooming plan (the "Joint Grooming Plan") which shall define and detail, inter alia,

      (a) agreement on Physical Architecture consistent with the guidelines defined in Section 4.0;

      (b) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within NYNEX's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards;

      (c) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including but not limited to standards and procedures for notification and discoveries of trunk disconnects;

      (d)   disaster recovery provision escalations;

      (e)   provisions for expediting orders; and

      (f)   such other matters as the Parties may agree.

      The initial mutual interconnection is not dependent upon completion of the Grooming Plan.

      8.2 Installation, Maintenance, Testing and Repair. NYNEX's standard intervals as set forth in Schedule 8.2 attached will be utilized in connection with the establishment of all Interconnection trunking arrangements between the Parties. NEFC shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of its facilities and services associated with or used in conjunction with Interconnection or shall notify NYNEX of its inability to do so and will negotiate such intervals in good faith.

      8.3 Network Reliability Council. The Parties will carefully review the Network Reliability Council's recommendations and, as part of the Joint Grooming Plan, implement them where technically and economically feasible.

9.0   UNBUNDLED ACCESS -- SECTION 251(c)(3)

      Pursuant to Section 251 (c)(3), NYNEX shall provide nondiscriminatory access to Network Elements on an Unbundled basis at any technically feasible point on rates, terms and conditions that are just, reasonable and nondiscriminatory in accordance with the terms and conditions of this Agreement and Section 252 of the Act.

      9.1 Local Link Transmission Types

      Subject to Section 9.5, NYNEX shall allow NEFC to access the following Link types unbundled from local switching and local transport in accordance with the terms and conditions set forth in this Section 9.

            9.1.1 "2-Wire Switched Analog Voice Grade Links" or "Analog 2W" ("SVGAL") which support analog transmission of 300-3000 Hz, repeat link start, link reverse battery, or ground start seizure and disconnect in one direction (toward the End

Office Switch), and repeat ringing in the other direction (toward the Customer). Analog 2W include Links sufficient for the provision of PBX trunks, pay telephone lines and electronic key system lines.

            9.1.2 "4-Wire Switched Analog Voice Grade Links" or "Analog 4W" ("SVGALs") which support transmission of voice grade signals using separate transmit and receive paths and terminate in a 4-wire electrical interface.

            9.1.3 "2-Wire ISDN Digital Grade Links" or "BRI ISDN" (Premium Link) which support digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel. BRI ISDN is a 2B+D Basic Rate Interface-Integrated Services Digital Network (BRI-ISDN) Link which will meet national ISDN standards and conform to ANSI T1.601-1992 & T1E1.4 90-004R3.

            9.1.4 DS-1 Digital Grade Link provides a channel which provides
1.544 Mbps digital transmission path between a Customer premises and a NYNEX central office, and is capable of operating in a full duplex, time division (digital) multiplexing mode. A DS-1 Digital Grade Link provides transmission capacity equivalent to 24 voice grade channels with associated signaling, twenty-four 56 Kbps digital channels when in band signaling is provided or twenty-four 64 Kbps channels with the selection of the Clear Channel signaling option.

            9.1.5 Extended Link Extended Link service is a channel which enables NEFC when it is physically collocated in a given NYNEX central office to access unbundled links served from another NYNEX central office. Extended Link service is a designed service (similar to special access and private line services) which requires detailed engineering to assure that the service provided conforms to specific transmission performance standards unique to the specific service e.g., voice grade DS0, DS1 and DS3.

            9.1.6 Links will be offered on the terms and conditions specified herein and on such other terms in applicable tariffs that are not inconsistent with the terms and conditions set forth herein. NYNEX shall make Links available to NEFC at the rates specified in the Pricing Schedule, as amended from time to time, subject to the provisions of Section 9.9 or as subsequently determined by the PUC.

      9.2 ADSL AND HDSL

            9.2.1 The Parties acknowledge that ADSL is not currently deployed for use in the NYNEX network. If the issues surrounding deployment of ADSL in NYNEX's network are satisfactorily resolved and ADSL is deployed, NYNEX shall allow NEFC access ADSL Links unbundled from local switching and local transport in accordance with the terms and conditions set forth in this Section 9.0.

            9.2.2 "2-Wire ADSL-Compatible Link" or "ADSL 2W" is a transmission path that facilitates the transmission of up to a 6 Mbps digital signal downstream (toward the Customer) and up to a 640 Kbps digital signal upstream (away from the Customer) while simultaneously carrying an analog voice signal. An ADSL-2W is provided over a 2-Wire non-loaded twisted copper pair provisioned using revised resistance design guidelines and meeting ANSI Standard T1.413-1995-007R2. An ADSL-2W terminates 2-wire electrical interface at the Customer premises and at the NYNEX Central Office frame. ADSL technology can only be deployed over Links which extend less than 18 Kft. From NYNEX's Central Office. ADSL compatible Links will only be made available where existing copper facilities can meet the ANSI T1.413-1995-007R2 specifications.

            9.2.3 "2-Wire HDSL-Compatible Link" or "HDSL 2W" is a transmission path that facilitates the transmission of a 768 Kbps digital signal over a 2-Wire non-loaded twisted copper pair meeting the specifications in ANSI T1E1 Committee Technical Report Number 28 / T1E1.4/92-002R3. HDSL compatible Links will only be made available where existing copper facilities can meet the T1E1 Technical Report Number 28 specifications.

            9.2.4 "4-Wire HDSL-Compatible Link" or "HDSL 4W" is a transmission path that facilitates the transmission of a 1.544 Mbps digital signal over two 2-Wire non-loaded twisted copper pairs meeting the specifications in ANSI T1E1 Committee Technical Report Number 28. HDSL compatible Links will only be made available where existing copper facilities can meet the specifications.

            9.2.5 HDSL and ADSL compatible links will be offered on the terms and conditions specified herein and on such other terms in applicable tariffs that are not inconsistent with the terms and conditions set forth herein. NYNEX shall make such links available to NEFC at rates approved by the PUC, as amended from time to time.

      9.3 Local Switching

      NEFC may purchase unbundled local switching from NYNEX, in accordance with the terms and conditions of and at the rates specified in the Pricing Schedule, or subject to the rates, terms and conditions contained in any applicable NYNEX tariff or any statement of generally available terms and conditions filed with the PUC.

      9.4 Local Transport

      NEFC may purchase unbundled local transport from NYNEX, in accordance with the terms and conditions of and at the rates specified in the Pricing Schedule, or subject to the rates, terms and conditions contained in any applicable NYNEX tariff or any statement of generally available terms and conditions filed with the PUC.

      9.5 Limitations on Unbundled Access

            9.5.1 Unless otherwise allowed by the FCC or PUC, NEFC may not cross-connect a NYNEX-provided Link to a NYNEX- provided Port but instead shall purchase a network access line under applicable tariffs.

            9.5.2 NYNEX shall only be required to provide Links and Ports where such Links and Ports are available.

            9.5.3 NEFC shall access NYNEX's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with
Section 12 at the NYNEX Wire Center where those elements exist and each Link or Port shall be delivered to NEFC's Collocation node by means of a Cross Connection which in the case of Links, is included in the rates set forth in the Pricing Schedule, or via such other alternative Interconnection arrangement(s) as the Parties may mutually agree, or FCC rules, the Act or PUC rules may otherwise require.

            9.5.4 NYNEX shall provide NEFC access to its unbundled Links at each of NYNEX's Wire Centers. In addition, if NEFC's requests one or more Links serviced by Integrated Digital Link Carrier or Remote Switching technology deployed as a Link concentrator, NYNEX shall, where available, move the requested Link(s) to a spare, existing physical Link at no charge to NEFC. If, however, no spare physical Link is available, NYNEX shall within three (3) business days of NEFC's request notify NEFC of the lack of available facilities. NEFC may then at its discretion make a Network Element Bona Fide Request to NYNEX to provide the unbundled Link through the demultiplexing of the integrated digitized Link(s). NEFC may also make a Network Element Bona Fide Request for access to unbundled Links at the Link concentration site point. Notwithstanding anything to the contrary in this Agreement, the provisioning intervals set forth in Section 9.7 and the Performance Interval Dates and Performance Criteria set forth in Section 27.0 shall not apply to unbundled Links provided under this
Section 9.5.4.

            9.5.5 If NEFC orders a Link type and the distance requested on such Link exceeds the transmission characteristics as referenced in the corresponding Technical Reference specified below, distance extensions may be required and additional rates and charges shall apply as set forth on the Pricing Schedule.

      Link Type                     Technical Reference/Limitation
      Electronic Key Line           2.5 miles
      ISDN                          Bellcore TA-NWT-000393
      HDSL 2W                       T1E1 Technical Report Number 28
      HDSL 4W                       T1E1 Technical Report Number 28
      ADSL 2W                       ANSI T1.413-1995 Specification

      9.6 Availability of Other Network Elements on an Unbundled Basis

            9.6.1 NYNEX shall, upon request of NEFC, at any Technically Feasible Point provide to NEFC access to its Network Elements on an unbundled basis for the provision of NEFC's Telecommunications Service. Any request by NEFC for access to a NYNEX Network Element that is not already available shall be treated as a Network Element Bona Fide Request. NEFC shall provide NYNEX access to its Network Elements as mutually agreed by the Parties or as required by the Act, PUC or FCC.

            9.6.2 NYNEX shall provide Network Elements to NEFC under this
Section 9.6 to permit NEFC to provide Telecommunications Services, subject to the requirements of Sections 251 (c) (3) and (d) (2) (A) and applicable FCC and/or PUC rules.

      9.7 Provisioning of Unbundled Links

      The following coordination procedures shall apply for new unbundled Links and the conversions of "live" Telephone Exchange Services to unbundled Links (herein after referred to as "hot cuts"):

            9.7.1 NEFC shall request unbundled Links from NYNEX by delivering to NYNEX a valid electronic transmittal Service Order using the NYNEX electronic ordering platform (as cooperatively designed and implemented to meet the minimum requirements for information exchange needed to order and provision services to certified local exchange carriers and enhanced to support industry standards as developed for interconnection services) or another mutually agreed upon system. Within two (2) business days of NYNEX's receipt of a Service Order, NYNEX shall provide NEFC the firm order commitment ("FOC") date according to the applicable Performance Standards set forth in Schedule 27.0 by which the Link(s) covered by such Service Order will be installed.

            9.7.2 NYNEX agrees to respond to NEFC's Service Orders on a non-discriminatory basis consistent with the manner in which it provides service to its own retail customers or any other Telecommunications Carrier.

            9.7.3 NYNEX agrees to accept from NEFC at the time the service request is submitted for scheduled conversion of hot cut unbundled link orders, a desired date and time (the "Scheduled Conversion Time") in the "A.M." (12:01 a.m. to 12:00 noon) or "P.M." (12:01 p.m. to 12:00 midnight) (as applicable, the "Conversion Window") for the hot cut.

            9.7.4 NYNEX shall test for NEFC dial tone at the POT bay by testing through the tie cable provisioned between the NYNEX main distributing frame and the NEFC expanded interconnection node forty-eight (48) hours prior to the Scheduled Conversion Time.

            9.7.5 Not less than one hour prior to the Scheduled Conversion Time, either Party may contact the other Party and unilaterally designate a new Scheduled Conversion Time (the "New Conversion Time"). If the New Conversion Time is within the Conversion Window, no charges shall be assessed on or waived by either Party. If, however, the New Conversion Time is outside of the Conversion Window, the Party requesting such New Conversion Time shall be subject to the following:

            If NYNEX requests the New Conversion Time, the applicable Service Order Charge shall be waived; and

            If NEFC requests the New Conversion Time, NEFC shall be assessed a Line Connection Charge in addition to the Service Order Charge that will be incurred for the New Conversion Time.

            9.7.6 Except as otherwise agreed by the Parties for a specific conversion, such as large cutovers of ten lines or more that have negotiated intervals, the Parties agree that the time interval expected from disconnection of NYNEX's "live" Telephone Exchange Service to the connection of an unbundled Network Element at the NEFC Collocation node's POT Bay will be accomplished within a window of time as detailed following: Between the effective date of this Agreement and 9/30/97 ninety (90) minutes; from 10/1/97 through the end of this agreement sixty (60) minutes or less. If a conversion interval exceeds sixty (60) minutes and such delay is caused solely by NYNEX (and not by a contributing Delaying Event (as defined in Section 27.4)), NYNEX shall waive the applicable Service Order Charge for such element. If NEFC has ordered INP with the installation of a Link, NYNEX will coordinate the implementation of INP with the Link conversion during with the above stated intervals at no additional charge.

            9.7.7 If either Party requests or approves the other Party's NYNEX technician to perform services in excess of or not otherwise contemplated by the Service Order charge either Party may charge the other Party for any additional and reasonable labor charges to perform such services.

            9.7.8 If as the result of end user actions, (e.g., Customer not ready ["CNR"]), NYNEX cannot complete requested work activity when a technician has been dispatched to the site NEFC will be assessed a non-recurring charge associated with this visit. This charge will be the sum of the Service Order Charge and Premises Visit Charge as specified in Tariff NHPUC - No. 77.

            9.7.9 Until such time as the PUC approves an unbundled network element non-recurring Service Order Charge, an interim non-recurring service order charge shall apply on a per order basis. The interim service order rate shall equal the Service and Equipment Charge to install a business network access line, as specified in NHPUC - No. 77 Part M Section 1.5.2

      9.8 Maintenance of Unbundled Network Elements

      If (i) NEFC reports to NYNEX a Customer trouble, (ii) NEFC requests a dispatch, (iii) NYNEX dispatches a technician to a central office or to an end user's premises, and (iv) such trouble was not caused by NYNEX's facilities or equipment in whole or in part, then NEFC shall pay NYNEX a charge of $60.66, on an interim basis subject to true-up based on the comparable cost-based charge as approved by the PUC. In addition this charge also applies when the end user contact as designated by NEFC is not available at the appointed time. NEFC accepts responsibility for initial trouble isolation and providing NYNEX with appropriate dispatch information based on their test results. NYNEX agrees to respond to NEFC trouble reports on a non-discriminatory basis consistent with the manner in which it provides service to its own retail customers or any other Telecommunications Carrier.

      9.9 True-Up of Monthly Unbundled Link Charges for New Hampshire

            9.9.1 NYNEX and NEFC agree to provide true-ups to one another for all links purchased in New Hampshire by NEFC through the end of the initial term of this Agreement up to:

                  a) the date of the Initial Link Rate Decision, as defined in
                  Section 9.9.3; and for

                  b) the date of the Final Link Rate Decision, as defined in
                  Section 9.9.4.

            9.9.2 "Current Monthly Rates" is as set forth in the Pricing
Schedule.

                  9.9.2.1 Notwithstanding the foregoing paragraph 9.9.2, nothing in this Agreement shall be construed to imply that NEFC agrees that the rate set forth in Section 9.9.2 is a reasonable or appropriate charge for unbundled Links.

            9.9.3 "Initial Link Rate Decision" is any decision of the PUC establishing any interim monthly link rates which is issued subsequent to the date of the execution of this Agreement and before the expiration of the initial term of this Agreement.

            9.9.4 "Final Link Rate Decision" represents the lower of any of the following which occur during the initial term of this Agreement:

                  a) a decision of the PUC establishing permanent monthly link rates for New Hampshire which is issued subsequent to either the date of this Agreement or the Initial Link Rate Decision as modified by any rulings by the FCC or appeals ruled upon in any federal or state court of competent jurisdiction,

                  b) any rate established through arbitration between NYNEX and a third party that is approved by a ruling of the PUC, the FCC or any federal or state court of competent jurisdiction.

                  c) the most favorable negotiated Link rate agreed to by NYNEX and a third party in New Hampshire.

            9.9.5 "Initial Link Months" represents the cumulative sum of total links in service to NEFC each month for the period beginning on the effective date of this Agreement and ending at the date of the Initial Link Rate Decision. For example, if 10 links are in service each month for 5 months, the number of Link Months would equal 50.

            9.9.6 "Final Link Months" represents the cumulative sum of total links in service to NEFC each month for the period beginning on the effective date of this Agreement and ending at the date of the Final Link Rate Decision.

            9.9.7 "Initial Per-Link True-up" represents the difference between the Current Monthly Rate and the rate established under the Initial Link Rate Decision.

            9.9.8 "Final Per-Link True-up" represents the difference between the rate established under any Initial Link Rate Decision and the Final Link Rate Decision; or the difference between the Current Monthly Rate and the Final Link Rate Decision absent any Initial Link Rate Decision.

            9.9.9 "Initial True-up Amount" is the product amount calculated by multiplying Initial Link Months by the Initial Per-Link True-up.

            9.9.10 "Final True-up Amount" is the product amount calculated by multiplying Link Months by the Final Per-Link True-up.

            9.9.11 NYNEX agrees to pay NEFC and NEFC agrees to pay NYNEX the Initial True-up Amount as applicable within thirty (30) days of the Initial Link Rate Decision.

            9.9.12 NYNEX agrees to pay NEFC and NEFC agrees to pay NYNEX the Final True-up Amount as applicable within thirty (30) days of any Final Link Decision.

            9.9.13 NEFC and NYNEX will track the number of Link Months on a prospective basis up until payment of the Final True-up Amount.

10.0  RESALE -- SECTIONS 251(c)(4) and 251(b)(1)

      10.1 Availability of Wholesale Rates for Resale

      NYNEX shall offer to NEFC for resale at wholesale rates its local exchange telecommunications services, as described in Section 251(c)(4) of the Act, at the rates set forth in the Pricing Schedule, pending approval by the PUC of permanent resale rates. NYNEX shall make such resale arrangements available to NEFC as soon as it makes such resale service generally available in the State of New Hampshire.

      10.2 Availability of Retail Rates for Resale

      Each Party shall make available its Telecommunications Services for resale at retail rates to the other Party in accordance with Section 251(b)(1) of the Act in accordance with each Party's applicable approved tariffs.

      10.3 Term and Volume Discounts

      Upon request, NYNEX agrees to offer term and volume discounts for resold retail services.

11.0  NOTICE OF CHANGES -- SECTION 251(c)(5)

      If a Party makes a change in its network which it believes will materially affect the inter-operability of its network with the other Party, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party.

12.0  COLLOCATION -- SECTION 251(c)(6)

      12.1 Upon request, NYNEX shall provide to NEFC Physical Collocation for its transport facilities and equipment, pursuant to the terms and conditions of NYNEX's applicable tariffs on file with the FCC and the PUC as necessary for Interconnection (pursuant to Section 4.0) or for access to unbundled Network Elements (pursuant to Section 9.0). NYNEX may provide for Virtual Collocation if NYNEX demonstrates to the PUC that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. Upon request by NEFC and to the extent technically feasible and as space permits, NYNEX shall provide Collocation at additional locations for placement of such equipment and alternative physical Collocation arrangements. Collocation shall be provided in accordance with the timetable ordered by the PUC in DE 96-252 for Issue 35(F), or as otherwise mutually agreed by the parties.

      12.2 NEFC agrees to provide to NYNEX upon NYNEX's Network Element Bona Fide Request, Collocation of equipment for purposes of Interconnection (pursuant to Section 4.0) on a non-discriminatory basis and at comparable rates, terms and conditions as NEFC may provide to other common carriers. NEFC shall provide such Collocation subject to applicable tariffs or contracts.

      12.3 The Collocating Party shall provide its own or third-party leased transport facilities and terminate those transport facilities in equipment located in its Physical Collocation space at the Housing Party's premises as described in applicable tariffs or contracts and purchase Cross Connection to services or facilities as described in applicable tariffs or contracts.

      12.4 NEFC may install any equipment allowed by law, including Remote Switching Modules ("RSMs"), inside Collocation spaces unless and until the FCC determines that incumbent LECs need not permit Collocation of such equipment, or until the New Hampshire arbitration decision on which this clause is based is reversed or overruled, in which event NYNEX must allow NEFC a reasonable transition period for removing, replacing or modifying such equipment, or for otherwise negotiating a mutually satisfactory alternative arrangement with NYNEX.

      12.5 To the extent not specified in this Agreement, the rates, terms and conditions governing Collocation shall be those contained in applicable NYNEX tariffs, NYNEX's standard Collocation license agreement, or (at the option of NEFC) the Collocation portion of an approved New Hampshire Interconnection agreement between NYNEX and another carrier.

13.0  NUMBER PORTABILITY -- SECTION 251(b)(2)

      13.1 Scope

            13.1.1 The Parties shall provide Number Portability on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the PUC.

            13.1.2 Until Number Portability is implemented by the industry pursuant to regulations issued by the FCC or the PUC, the Parties agree to provide Interim Telecommunications Number Portability ("INP") to each other through remote call forwarding, Route Indexing, and full NXX code migration at the prices listed in the Pricing
Schedule.

            13.1.3 Once Number Portability is implemented pursuant to FCC or PUC regulation, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to Number Portability. Upon implementation of Number Portability pursuant to FCC regulation, both Parties agree to conform and provide such Number Portability.

      13.2 Procedures for Providing INP Through Remote Call Forwarding

      NEFC and NYNEX will provide INP through Remote Call Forwarding as follows:

            13.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Exchange Service(s) it previously received from Party A, in conjunction with the Exchange Service(s) it will now receive from Party B. Upon receipt of a signed letter of agency from the Customer (and an associated service order) assigning the number to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B. Party A will route the forwarded traffic to Party B over the appropriate Local/IntraLATA Trunks as if the call had originated on Party A's network.

            13.2.2 Party B will become the customer of record for the original Party A telephone numbers subject to the INP arrangements. Party A shall use its reasonable efforts to consolidate into as few billing statements as possible all collect, calling card, and 3rd-number billed calls associated with those numbers, with sub-account detail by retained number. At Party B's sole discretion, such billing statement shall be delivered to Party B in an agreed-upon format via either electronic file transfer, daily magnetic tape, or monthly magnetic tape.

            13.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and restrict or cancel calling cards associated with those forwarded numbers as directed by Party B.

            13.2.4 Within two (2) business days of receiving notification from the Customer, Party B shall notify Party A of the Customer's termination of service with Party B, and shall further notify Party A as to that Customer's instructions regarding its telephone number(s). Party A will reinstate service to that Customer, cancel the INP arrangements for that Customer's telephone number(s), or redirect the INP arrangement to another INP-participating-LEC pursuant to the Customer's instructions at that time.

      13.3 Procedures for Providing INP Through Route Indexing

      Upon mutual agreement, NYNEX will deploy a Route Index arrangement as mutually agreed upon, which combines direct trunks, provisioned between NYNEX's and NEFC's End Offices, with trunk side routing translations and full SS7 functionality. Under this arrangement, inbound calls to a ported number will be pointed at a route index that sends the call to a dedicated trunk group, built as a direct final, for the sole purpose of facilitating completion of calls to a ported number. NYNEX will coordinate with NEFC to provide this solution in a mutually agreeable and administratively manageable manner (e.g., NXX level) so as to minimize switch resource utilization for both Parties.

      13.4 Procedures for Providing INP Through Full NXX Code Migration

      Where either Party has activated an entire NXX for a single Customer, or activated a substantial portion of an NXX for a single Customer with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such Customer chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another.

      13.5 Receipt of Terminating Compensation on Traffic to INP'ed Numbers

      The Parties agree that under INP terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this Section 13.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

            13.5.1 The Parties shall individually and collectively track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in Section 13.6.3 in lieu of any other compensation charges for terminating such traffic.

            13.5.2 By the Interconnection Activation Date, the Parties shall jointly estimate for the prospective year, based on historic data of all traffic in the LATA, the percentages of such traffic that if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number) would have been subject to (i) Local Traffic exchanged between the Parties ("Local Reciprocal Traffic"), (ii) IntraLATA Toll Traffic exchanged between the Parties ("IntraLATA Toll Reciprocal Traffic", iii) appropriate Intrastate FGD charges ("Intra Traffic"), (iv) Interstate FGD charges ("Inter Traffic"), or (v) handling as Local Traffic under transiting arrangements between the Parties ("Transit Traffic"). On the date which is six (6) months after the Interconnection Activation Date, and thereafter on each succeeding six month anniversary of such Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on actual INP traffic percentages from the preceding six (6) month period.

            13.5.3 The INP Traffic Rate shall be equal to the sum of:

            (Local Reciprocal Traffic percentage times the Local Reciprocal Compensation Rate set forth in the Pricing Schedule) plus (IntraLATA Toll Reciprocal Traffic percentage times NYNEX's effective intrastate FGD rates, less rates for tandem switching and transport functions performed by the Performing Party) plus (Interstate IntraLATA Traffic percentage times NYNEX's effective interstate FGD rates, less rates for tandem switching and transport functions performed by the Performing Party).

            A rate of zero shall be applied to the Transit Traffic percentage.

      13.6 True-up of Monthly INP Costs

            13.6.1 Until such time as a competitively neutral cost recovery mechanism is implemented pursuant to a PUC or FCC order ("the Interim Recovery Period"), the Parties shall track and record the cumulative sum of ported numbers provided via an INP functionality to each other each month for the purpose of calculating an INP true-up amount that the Party providing an INP functionality may then be entitled to bill and receive under such PUC or FCC order. The true-up amount shall equal the sum of the ported number provided to the Party receiving the INP functionality, multiplied by the number of months applicable to each ported number during the Interim Recovery Period, multiplied by the Final INP Rate set by the PUC or FCC.

            13.6.2 In the event the PUC or FCC establishes a competitively neutral cost recovery mechanism which allows recovery of amounts for the provision of INP functionalities different from those amounts listed for such functionalities in the Pricing Schedule, the Parties shall adopt such different amounts in accordance with such competitively neutral cost recovery mechanism. Should the FCC or PUC adopt a competitively neutral cost recovery mechanism for INP which differs from that stipulated to by the Parties herein the Parties shall adopt such a mechanism pursuant to said order in lieu of the payment arrangements outlined in this Section 13.0.

14.0  NUMBER RESOURCES ASSIGNMENTS

      NYNEX shall assign to NEFC NXX codes in accordance with national guidelines at no charge.

15.0  DIALING PARITY -- SECTION 251(b)(3)

      NYNEX shall provide Local Dialing Parity as required under Section 251(b)(3) of the Act in the following manner: Telephone numbers are provided pursuant to Section 14.0; Directory Assistance is provided pursuant to Section 19.2; Directory Listings are provided pursuant to section 19.1; and Operator Services are provided to Sections 19.2.4 and 19.2.6.

16.0  ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)

      Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls, to the extent permitted by law and as required by Section 224 of the Act or PUC Order, on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs and/or standard agreements with such entities.

17.0  DATABASES AND SIGNALING

      NYNEX shall provide NEFC with interfaces to access NYNEX's databases, including LIDB and 800/888, as well as DCAS for ordering and provisioning purposes, and associated signaling necessary for the routing and completion of NEFC's traffic through the provision of SS7 under its applicable tariffs.

18.0  REFERRAL ANNOUNCEMENT

      When a Customer changes its service provider from NYNEX to NEFC, or from NEFC to NYNEX, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for a period different than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

19.0  DIRECTORY SERVICES ARRANGEMENTS

      NYNEX will provide certain directory services to NEFC as defined herein. In this Section 19 of this Agreement, references to NEFC Customer telephone numbers means telephone numbers falling within NXX codes directly assigned to NEFC and to numbers which are retained by NEFC on the Customer's behalf pursuant to Interim Telecommunications Number Portability arrangements described in
Section 13 of this Agreement.

      19.1  Directory Listings and Directory Distributions

            19.1.1 NYNEX will include NEFC Customers telephone numbers in all of its "White Pages" and "Yellow Pages" directory listings (including electronic directories) and directory assistance databases associated with the areas in which NEFC provides services to such Customers, and will distribute such directories to such Customers, in an identical and transparent manner in which it provides those functions for its own Customers' telephone numbers.

            19.1.2 NYNEX will include all NEFC NXX codes on appropriate existing calling charts in the NYNEX Customer Guide section of the directory in the same manner as it provides this information for its own NXX codes.

            19.1.3 NEFC will provide NYNEX with its directory listings and daily updates to those listings (including new, changed, and deleted listings) in a mutually agreed upon format at no charge.

            19.1.4 NYNEX will accord NEFC directory listing information the same level of confidentiality which NYNEX accords its own directory listing information.

            19.1.5 NYNEX shall provide NEFC at no charge with (i) one basic single line white and yellow page directory listing per business Customer number, or one basic single line white page directory listing per residence Customer number, (ii) directory distribution for NEFC Customers, and (iii) listings of NEFC Customers in the directory assistance database.

            19.1.6 NYNEX will provide NEFC with a report of all NEFC customer listings ninety (90) days prior to directory publication in such form and format as may be mutually agreed to by both Parties. Both Parties shall use their best efforts to ensure the accurate listing of such information.

            19.1.7 Yellow Page Maintenance

            NYNEX will work cooperatively with NEFC so that Yellow Page advertisements purchased by Customers who switch their service to NEFC (including customers utilizing Interim Telecommunications Number Portability) are maintained without interruption. NYNEX will allow NEFC customers to purchase new yellow pages advertisements without discrimination, under the identical rates, terms and conditions that apply to NYNEX's Customers.

            19.1.8 Information Pages

            NYNEX will include in the "Information Pages" or comparable section of its White Pages Directories for areas served by NEFC, listings provided by NEFC for NEFC's installation, repair and Customer service, information, including appropriate identifying logo. Such listings shall appear in the manner that such information appears for subscribers of NYNEX and other LECs. NYNEX shall not charge NEFC for inclusion of this information.

      19.2 Directory Assistance And Operator Services

      Under this option, NYNEX will provide Directory Assistance to NEFC end users on behalf of NEFC.

      NYNEX will offer Directory Assistance ("DA") service to NEFC's customers served by NEFC's own switch over separate trunk groups ordered by NEFC to the NYNEX TOPS switch(es) as specified by NYNEX. Access to the NYNEX DA platform from NEFC's local switch requires that NEFC utilize Feature Group C ("FG-C") Modified Operator Services Signaling. The Interoffice Transmission Facility ("IOF") mileage rate for the facility will be based on airline mileage using V&H coordinate methods from the NEFC location to the nearest NYNEX TOPS. Trunk terminations at the TOPS switch(es) require NEFC to purchase trunk ports at rates specified in the Pricing Schedule. For each trunk group NEFC must indicate the DA option selected as set forth in 19.2.2 (a)*, (b)* and (c)* immediately following. NYNEX also provides NEFC, using the unbundled local switching element, access to this optional service either through dedicated IOF and trunk ports or on shared operator service trunks between the end office in which they have unbundled local switching ports and the TOPS switches. Additional per minute of use ("MOU") local switching charges will apply for all calls which interconnect from the unbundled local switching ports to the NYNEX TOPS as described in the Pricing Schedule.

      19.2.1 Directory Assistance

      This option provides NEFC end users access to Telephone Directory Assistance operators via 411, 555-1212, or 1+ (NPA) 555-1212 dialing.

      Rates for requests for Directory Assistance will be billed to NEFC and are set forth in the Pricing Schedule.

      There are no Directory Assistance call allowances provided to NEFC or their end users.

      19.2.2 Directory Assistance with Branding

      This service allows NEFC to select only one of the three options as follows:

            *(a) NEFC may provide NYNEX with a NEFC branded, introductory Directory Assistance and Operator Services announcement which will be played for all NEFC end users completing DA or Operator Services calls over the trunk group to the NYNEX TOPS.

            *(b) NEFC may request NYNEX branded announcement.

            *(c) NEFC may request an unbranded, generic announcement.

      This message may be a maximum of eighteen (18) seconds and may be recorded by NEFC or, at NEFC's request, by NYNEX. A minimum of two (2) audio cassette recordings of the NEFC branding announcement must be forwarded to NYNEX.

      Rates for requests for Directory Assistance with branding will be billed to NEFC and are set forth in the Pricing Schedule.

      19.3 Directory Assistance Call Completion ("DACC")

      This option provides for automatic connection of a NEFC end user calling NYNEX DA to the published telephone number requested.

      After the NYNEX DA operator provides the requested number, a recorded service message will offer to connect the caller to that number for a specified additional charge.

      The caller can accept the offer for DACC by depressing a button (touch tone) or responding by voice (dial), as instructed by the voice message.

      The DACC charge will apply as set forth in the Pricing Schedule. In addition, for calls originating from a facilities-based NEFC switch or for calls from NEFC unbundled local switching line ports, there will be charges to terminate the call from the TOPS tandem to the called party. These include the per minute of use Unbundled Tandem Transport Charges ("UTTC") assessed for each call transported between the TOPS tandem and the end office, the per minute of use Tandem Transit Switching Charge ("TTSC") assessed for each call that traverses a NYNEX tandem switch, and the appropriate per minute of use charges for reciprocal compensation ("UNRCC or UCRCC") depending on the terminating end office switch, as set forth in the Pricing Schedule.

            DACC is available to NEFC residence and business customers and from public telephones on a collect, bill to third number or calling card basis. The charge appropriate to the billing option used will apply in addition to the DACC charge.

            DACC is available with all telephone numbers in the NYNEX DA database except:
                        -     non-published telephone numbers
                        -     interLATA numbers
                        -     700, 800 and 900 numbers

            When a caller requests more than one number for Directory Assistance, DACC is offered only for the first eligible listing that was selected by the operator.

            The DACC charge applies only to calls actually completed.

            The DACC charge will be credited for completion of calls to the wrong number, incomplete connections or calls with unsatisfactory transmission as set forth in Section 19.4 following.

      Rates for requests for DACC will be billed to NEFC as set forth in the Pricing Schedule.

      19.4 Directory Assistance Credits

      A credit allowance will apply to NEFC for directory inaccessibility, wrong numbers, cut-offs or poor transmission. When the NEFC end user reports to the NYNEX directory assistance operator such a call and the number requested, the number provided and the reason the number provided is incorrect, the number of calls for which a credit will apply will be developed by the NYNEX DA operator and credited to NEFC identifying the specific NEFC end user to whom the credit applies.

      19.5 Direct Access to Directory Assistance ("DADA")

      Direct Access to Directory Assistance is a database service that provides for access to NYNEX listings by a NEFC operator. The DADA database is a physically distinct entity from the NYNEX DA database, populated with identical listing data, and updated from the same source on a daily basis.

            NEFC is required to arrange for interconnection to the database. NYNEX will interconnect at any technically feasible point designated by NEFC.

            NYNEX will provide NEFC with a User Guide for training its agents.

            Rates and Charges for DADA are set forth in the Pricing Schedule.

      19.6 Inward Operator Services

      Inward Operator Services enables the NEFC end user or its operator service provider to be connected to the NYNEX Traffic Operation Position Systems ("TOPS") office(s) for the purpose of providing operator services to their end users. There are two types of Inward Operator Services:

            (i) Busy Line Verification ("BLV"):

      BLV is an option where, at the request of NEFC's end user or its operator service provider, a NYNEX operator will attempt to determine the status of an exchange service line (e.g., conversation in progress, available to receive a call or out of service) and report to NEFC's end user or its operator service provider.

            (ii) Busy Line Verification/Interrupt ("BLV/I")

      BLV/I is an option where, at the request of NEFC's end user or its operator service provider, a NYNEX operator determines and reports that a conversation is in progress on an exchange service line and subsequently interrupts such conversation to request that the conversation be terminated so that NEFC's end user can attempt to complete a call to the line.

            Inward Operator Services are provided over trunk groups ordered by NEFC or its alternate operator service provider to the NYNEX TOPS switch(es) as specified by NYNEX.

            Inward Operator Services cannot be provided on ported telephone numbers, telephone number which forward calls using Call Forwarding Variable service features.

            - NYNEX will provide BLV and BLV/I for telephone numbers provided in its operating territory.

            - The NYNEX operator will respond to one telephone number per call on requests for BLV or BLV/I.

            - NYNEX will designate which TOPS switch(es) services which NXXs and make such information available to NEFC.

            - NEFC shall order Inward Operator Services as set forth in this Section.

            - NEFC and its customer shall indemnify and save NYNEX harmless against all claims that may arise from either party to the interrupted call or any other person.

            Rates and Charges for Inward Operator Services are set forth in the Pricing Schedule.

      19.7 Operator Service ("OS")

      Under this option, NYNEX shall provide for the routing of Operator Services ("OS") calls dialed by NEFC subscribers directly to either the NEFC Operator Services platform or to the NYNEX Operator Services platform as specified by NEFC.

      NYNEX will offer OS to NEFC customers served by NEFC switches over separate trunk groups ordered by NEFC to the NYNEX TOPS switch(es) as specified by NYNEX. Access to the NYNEX OS platform from NEFC's local switch requires that NEFC utilize Feature Group C Modified Operator Services Signaling. The Interoffice Transmission Facility mileage rate for the facility will be based on airline mileage using V&H coordinate methods from the NEFC location to the nearest NYNEX TOPS. Trunk terminations at the TOPS switch(es) require NEFC to purchase trunk ports at rates specified in the Pricing Schedule. For each trunk group, NEFC must indicate the branding option selected as set forth in Sectons
19.2.2 (a)*, (b)*, and*(c) preceding. NYNEX also provides NEFC, using the unbundled local switching element, access to this optional service either through dedicated IOF and trunk ports or on shared operator service trunks between the end office in which they have unbundled local switching ports and the TOPS switches. Additional per minute of use ("MOU") local switching charges will apply for all calls which interconnect from the unbundled local switching ports to the NYNEX TOPS at rates set forth in the Pricing Schedule.

      19.8 0+ Mechanized Operator Calls (Calling Card, Collect, Bill to Third Number):

      This option is available for NEFC to provide their end user the ability, through the mechanized NYNEX operator interface, to complete calls via 0+ dialing with alternate billing capabilities without live operator assistance. Alternate billing call completions can be Calling Card, Collect or Bill to Third Number.

      0+ Mechanized calls may be provided over the same DA trunk groups which establish interconnection from the NEFC switch or the trunk groups which provide interconnection from the NEFC unbundled local switching line ports to the NYNEX TOPS.

      Rates for requests for 0+ Mechanized Calls will be billed to NEFC and are set forth in the Pricing Schedule. In addition, for calls originating from a facilities-based NEFC switch or for calls from NEFC unbundled local switching line ports, there will be charges to terminate the call from the TOPS tandem to the called party. These include the per minute of use Unbundled Tandem Transport Charges ("UTTC") assessed for each call transported between the TOPS tandem and the end office, the per minute of use Tandem Transit Switching Charge ("TTSC") assessed for each call that traverses a NYNEX tandem switch, and the appropriate per minute of use charges for reciprocal compensation ("UNRCC" or "UCRCC") depending on the terminating end office switch, as set forth in the Pricing Schedule.

      19.9 0- Operator Handled Calls (Calling Card, Collect, Bill to Third
Number)

      This option is available for NEFC to provide their end user, through the NYNEX operator, the ability to complete intraLATA calls via 0- dialing with alternate billing capabilities and live operator assistance. Alternate billing call completions can be Calling Card, Collect or Bill to Third Number, Station to Station and Person to Person.

      0- Operator Handled Calls may be provided over the same DA trunk groups which establish interconnection from the NEFC switch or the trunk groups which provide interconnection from the NEFC unbundled local switching line ports to the NYNEX TOPS.

      Rates for requests for 0- Operator Handled Calls will be billed to NEFC and are set forth in the Pricing Schedule. In addition, for calls originating from a facilities-based NEFC switch or for calls from NEFC unbundled local switching line ports, there will be charges to terminate the call from the TOPS tandem to the called party. These include the per minute of use Unbundled Tandem Transport Charges ("UTTC") assessed for each call transported between the TOPS tandem and the end office, the per minute of use Tandem Transit Switching Charge ("TTSC") assessed for each call that traverses a NYNEX tandem switch, and the appropriate per minute of use charges for reciprocal compensation ("UNRCC" or "UCRCC") depending on the terminating end office switch, as set forth in the Pricing Schedule.

      19.10 Operator Emergency Bulletin Service

      This option provides NEFC with emergency numbers of police, fire, ambulance and Public Safety Answering Points ("PSAP") in the NYNEX serving area so that NEFC operators can connect callers directly to the proper emergency bureaus.

            The NYNEX Operator Emergency Bulletin Service lists the emergency, police, fire, ambulance and PSAP telephone numbers by municipality and in alphabetical order for each of the areas served by NYNEX.

            Operator Emergency Bulletin Service is available for use by NEFC operators for the sole purpose of assisting callers in reaching an emergency bureau.

            Operator Emergency Bulletin Service is a copy of NYNEX's own emergency bulletin. This agreement includes one annual copy of the bulletin plus periodic updates during the year. Independent telephone companies emergency numbers are not included.

            Rates and charges for Operator Emergency Bulletin service are set forth in the Pricing Schedule.

      19.11 Operator Passthrough Service

      This option provides NEFC's end users with access to operators of their Presubscribed Interexchange Carriers ("IC") for operator assisted call completion. This option applies only when the Presubscribed IC provides Operator Services for NEFC's end users for calls originating from a particular LATA and is capable of receiving calls passed through it by NYNEX in that LATA.

      NYNEX will, when requested by NEFC's end user, connect that end user to a specified IC for operator call completion provided that IC offers operator services in that end user's originating LATA and is capable of receiving calls passed through to it by NYNEX in that LATA.

      If the IC does not provide Operator Services for NEFC's end user, at the option of the IC, NYNEX will provide NEFC's end user with access to an IC designated Operator Services Provider or to a NYNEX provided announcement which will direct NEFC's end user to contact their Presubscribed IC for dialing instructions.

            The Operator Passthrough charge is applied on an operator work second basis, and rated using the 0-Operator Handled calls in the Pricing Schedule.

            NEFC will be assessed this charge on calls that are passed through to either the Presubscribed IC's operator, or a NYNEX provided recording indicating that the IC does not provide service in that area.

         Rates and charges applied to Operator Passthrough Service are set forth in the Pricing Schedule.

20.0  GENERAL RESPONSIBILITIES OF THE PARTIES

      20.1 Both NYNEX and NEFC shall use their best efforts to comply with the Implementation Schedule.

      20.2 The Parties shall exchange technical descriptions and forecasts of their Interconnection and traffic requirements in sufficient detail necessary to establish the Interconnections required to assure traffic completion to and from all Customers in their respective designated service areas. NEFC, for the purpose of ubiquitous connectivity, network diversity and alternate routing, shall connect to at least one Tandem Office Switch for the receipt/completion of traffic to any NYNEX End Office Switches.

      20.3 Thirty (30) days after the Effective Date and each quarter during the term of this Agreement, each Party shall provide the other Party with a rolling, six (6) calendar month, non-binding forecast of its traffic and volume requirements for the services and Network Elements provided under this Agreement in the form and in such detail as agreed by the Parties. Notwithstanding Section 29.6.1, the Parties agree that each forecast provided under this Section 20.3 shall be deemed "Proprietary Information" under Section 29.6.

      20.4 Any Party that is required pursuant to this Agreement to provide a forecast (the "Forecast Provider") or the Party that is entitled pursuant to this Agreement to receive a forecast (the "Forecast Recipient") with respect to traffic and volume requirements for the services and Network Elements provided under this Agreement may request in addition to non-binding forecasts required by Section 20.3 that the other Party enter into negotiations to establish a forecast (a "Binding Forecast") that commits such Forecast Provider to purchase, and such Forecast Recipient to provide, a specified volume to be utilized as set forth in such Binding Forecast. The Forecast Provider and Forecast Recipient shall negotiate the terms of such Binding Forecast in good faith and shall include in such Binding Forecast provisions regarding price, quantity, liability for failure to perform under a Binding Forecast and any other terms desired by such Forecast Provider and Forecast Recipient. Notwithstanding Section 29.6.1, the Parties agree that each forecast provided under this Section 20.4 shall be deemed "Proprietary Information" under Section 29.6.

      20.5 Each Party is individually responsible to provide facilities within its network which are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with NYNEX's network and to terminate the traffic it receives in that standard format to the proper address on its network. Such facility shall be designed based upon the description and forecasts provided under Sections 20.2 and 20.3 above. The Parties are each solely responsible for participation in and compliance with national network plans, including The National Network Security Plan and The Emergency Preparedness Plan.

      20.6 Neither Party shall use any service related to or any of the Services provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's Customers, and either Party may discontinue or refuse service if the other Party violates this provision. Upon such violation, either Party shall provide the other Party notice, if practicable, at the earliest practicable time.

      20.7 Each Party is solely responsible for the services it provides to its Customers and to other Telecommunications Carriers.

      20.8 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

      20.9 Each Party is responsible for administering NXX codes assigned to it.

      20.10 Each Party is responsible for obtaining Local Exchange Routing Guide ("LERG") listings of CLLI codes assigned to its switches.

      20.11 Each Party shall use the LERG published by Bellcore or its successor for obtaining routing information and shall provide all required information to Bellcore for maintaining the LERG in a timely manner.

      20.12 Each Party shall program and update its own Central Office Switches and End Office Switches and network systems to recognize and route traffic to and from the other Party's assigned NXX codes. Except as mutually agreed or as otherwise expressly defined in this Agreement, neither Party shall impose any fees or charges on the other Party for such activities.

      20.13 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g., workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

      20.14 End User Repair Calls. The Parties will employ the following procedures for handling misdirected repair calls:

            20.14.1 In answering repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers to market services. Either Party will respond with factual information in answering customer questions.

            20.14.2 Each Party will notify its customers as to the correct telephone numbers to call in order to access its repair bureaus.

            20.14.3 To the extent possible, where the correct local exchange carrier can be determined, misdirected repair calls to one Party will be immediately referred to the other Party, as appropriate in a courteous manner, at no charge.

            20.14.4 The Parties will provide their respective repair contact numbers to one another on a reciprocal basis.

21.0  TERM AND TERMINATION

      21.1 The initial term of this Agreement shall be three (3) years (the "Term") which shall commence on the Effective Date. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intends to extend the Term of this Agreement, this

Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party as set forth before.

      21.1.1 If pursuant to Section 21.1 the Agreement continues in full force and effect after the expiration of the Term, either Party may terminate the Agreement ninety (90) days after delivering written notice to the other Party of the intention to terminate this Agreement. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this
Section 21.1 other than to pay to the other Party any amounts owed under this Agreement.

      21.2 Upon termination or expiration of this Agreement in accordance with this Section 21.0:

            (a) each Party shall comply immediately with its obligations set forth in Section 29.6.3;

            (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement;

            (c) each Party's indemnification obligations shall survive termination or expiration of this Agreement; and

            (d) each Party shall continue to perform its obligations and provide its services described herein until such time as a survivor Agreement between the Parties is entered into; provided, however, that the Parties may mutually agree to renegotiate the rates, fees and charges herein to reflect any costs or expenses associated with the transfer, renewal or termination of this Agreement.

22.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

      EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

23.0  CANCELLATION CHARGES

      Except as provided in Sections 9.6. and 20.4 and pursuant to a Network Element Bona Fide Request, or as otherwise provided in any applicable tariff or contract referenced herein, no cancellation charges shall apply.

24.0  NON-SEVERABILITY

      24.1 The services, arrangements, Interconnection, Network Elements, terms and conditions of this Agreement were mutually negotiated by the Parties as a total arrangement and are intended to be non-severable, subject only to Section
29.14 of this Agreement.

      24.2 Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

25.0  INDEMNIFICATION

      25.1 Each party (the "Indemnifying Party") shall indemnify and hold harmless the other party ("Indemnified Party") from and against loss, cost, claim liability, damage, and expense (including reasonable attorney's fees) to third parties for:

            (1) damage to tangible personal property or for personal injury proximately caused by the negligence or willful misconduct of the Indemnifying Party, its employees, agents or contractors; and

            (2) claims for libel, slander, infringement of copyright arising from the Indemnifying Party's own communications or the communications of such Indemnifying Party's Customers transmitted over the Indemnified Party's facilities; and

            (3) claims for infringement of patents arising from combining the Indemnified Party's facilities or services with, or the using of the Indemnified Party's services or facilities in connection with, facilities of the Indemnifying Party.

      Notwithstanding this indemnification provision or any other provision in the Agreement, neither Party, nor its parent, subsidiaries, affiliates, agents, servants, or employees shall be liable to the other for "Consequential Damages" as that term is described in Section 26.3 below.

      25.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any claims, lawsuits, or demands by third parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this Section, and, if requested by the Indemnifying Party, will tender the defense of such claim, lawsuit or demand.

            (1) In the event the Indemnifying Party does not promptly assume or diligently pursue the defense of the tendered action, then the Indemnified Party may proceed to defend or settle said action and the Indemnifying Party shall hold harmless the Indemnified Party from any loss, cost liability, damage and expense.

            (2) In the event the Party otherwise entitled to indemnification from the other elects to decline such indemnification, then the Party making such an election may, at its own expense, assume defense and settlement of the claim, lawsuit or demand.

            (3) The parties will cooperate in every reasonable manner with the defense or settlement of any claim, demand, or lawsuit.

26.0  LIMITATION OF LIABILITY

      26.1 Except for the indemnity obligations under Section 25.0, each Party's liability to the other Party for any Loss relating to or arising out of any negligent act or omission in its performance of this Agreement, whether in contract or tort, shall be limited to the total amount that is or would have been charged to the other Party by such negligent or breaching Party for the services or functions not performed or improperly performed.

      26.2 Except as otherwise provided in Section 25.0, no Party shall be liable to the other Party for any Loss, defect or equipment failure caused by the conduct of the other Party, the other Party's agents, servants, contractors or others acting in aid or concert with the other Party, except for gross negligence or willful misconduct.

      26.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including but not limited to loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages.

27.0  PERFORMANCE STANDARDS AND REPORTING REQUIREMENTS

      27.1  Performance Standards

      NYNEX shall provision, install, maintain, repair and monitor all services, Interconnection facilities, unbundled elements, Collocation elements, and all other Interconnection arrangements, facilities and services ordered by NEFC, at the same level of quality which NYNEX provides to itself or any other party. NYNEX shall provide to NEFC the same level of transmission quality, reliability, maintenance, repair, installation, and other service characteristics, including reporting of results, that it provides to any other party, whether pursuant to written agreement or informal or formal practice.

NYNEX shall upon request provide NEFC with complete information about all such performance arrangements and understandings. Such information may be provided pursuant to mutually acceptable confidentiality agreements where the underlying information is treated as confidential by the NYNEX customer/user, provided that such confidentiality claims are not applied in such a way as to deny NEFC essential information concerning the performance standards agreed upon by NYNEX and the customer/user.

      Schedule 27.1 sets forth NYNEX's minimum performance standards for unbundled link and interim number portability installation and unbundled link out-of-service repairs. Schedule 27.1 (A) sets forth the service quality standards that NEFC will meet.

      27.2 Reporting Requirements

      NYNEX shall provide NEFC, on a quarterly basis, the information listed in
Schedule 27.2. Such information shall be provided not more than thirty (30) days after the close of a calendar month. NYNEX shall also report its performance level as stated on Schedule 27.2 that is provided to (1) NEFC; (2) all Telecommunication Carriers and (3) any NYNEX owned affiliates. NYNEX shall explain any deviation between the performance provided to NEFC and that provided to any of these three categories of customers/users, and indicate what steps shall be taken to eliminate any deficiencies between the service provided to NEFC and that provided to one or more of these other customers/users. NYNEX shall also offer to provide to NEFC comparable quality and performance reports and measurements to those that it provides to any other customers, specifying as to NEFC's services the same types of information, and at the same intervals, that it provides to these other customers.

28.0  REGULATORY APPROVAL

      The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act subject to: (1) either Party's rights under
Section 29.14 of this Agreement; (2) at the option of either Party, to avail itself of any rules or requirements adopted by the PUC or the FCC in implementing the Telecommunications Act of 1996, including but not limited to the FCC's rulemaking in the Matter of Implementation of the Local Competition Provisions in the Telecommunications Act of 1996, FCC Docket No. 96-98, which materially affect the matters covered by this Agreement; and (3) either Party's right to bring an action in Federal district court pursuant to Section 252(e)(6) of the Act. In the event either Party elects to avail itself of any such rules or requirements, the Parties agree to meet and negotiate in good faith to arrive at mutually acceptable modifications of this Agreement. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement. In the event the PUC or FCC rejects this Agreement in whole or in part, the

Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification of the rejected portion(s) provided that such rejected portion(s) shall not affect the validity of the remainder of this Agreement.

      This agreement is subject to change, modification, or cancellation as may be required by a regulatory authority or court in the exercise of its lawful jurisdiction. In the event such a modification or cancellation is required, the parties agree to arrive at mutually acceptable modifications or cancellations.

29.0  MISCELLANEOUS

      29.1  Authorization.

            29.1.1 New England Telephone and Telegraph Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, subject to necessary regulatory approval.

            29.1.2 NEFC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, subject to necessary regulatory approval.

      29.2 Compliance. Each Party shall comply with all applicable federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

      29.3 Compliance with the Communications Assistance for Law Enforcement Act of 1994 ("CALEA"). Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

      29.4 Independent Contractor. Neither this Agreement, nor any actions taken by NYNEX or NEFC in compliance with this Agreement, shall be deemed to create an agency or joint venture relationship between NEFC and NYNEX, or any relationship other than that of purchaser and seller of services.

            Neither this Agreement, nor any actions taken by NYNEX or NEFC in compliance with this Agreement, shall create a contractual, agency, or any other type of relationship or third party liability between NYNEX and NEFC's end users.

      29.5 Force Majeure. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (collectively, a "Force Majeure Event").

            If any force majeure condition occurs, the Party delayed or unable to perform shall give immediate notice to the other Party and shall take all reasonable steps to correct the force majeure condition. During the pendency of the force majeure, the duties of the Parties under this Agreement affected by the force majeure condition shall be abated and shall resume without liability thereafter.

      29.6 Confidentiality.

            29.6.1 Any information such as specifications, drawings, sketches, business information, forecasts, models, samples, data, computer programs and other software and documentation of one Party (a "Disclosing Party") that is furnished or made available or otherwise disclosed to the other Party or any of its employees, contractors, agents or Affiliates (its "Representatives" and with a Party, a "Receiving Party") pursuant to this Agreement ("Proprietary Information") shall be deemed the property of the Disclosing Party. Proprietary Information, if written, shall be marked "Confidential" or "Proprietary" or by other similar notice, and, if oral or visual, shall be confirmed in writing as confidential by the Disclosing Party to the Receiving Party within ten (10) days after disclosure. Unless Proprietary Information was previously known by the Receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by an act not attributable to the Receiving Party, or is explicitly agreed in writing not to be regarded as confidential, it (a) shall be held in confidence by each Receiving Party; (b) shall be disclosed to only those persons who have a need for it in connection with the provision of services required to fulfill this Agreement and shall be used only for such purposes; and (c) may be used for other purposes only upon such terms and conditions as may be mutually agreed to in advance of use in writing by the Parties. Notwithstanding the foregoing sentence, a Receiving Party shall be entitled to disclose or provide Proprietary Information as required by any governmental authority or applicable law only in accordance with Section 29.6.2.

            29.6.2 If any Receiving Party is required by any governmental authority or by applicable law to disclose any Proprietary Information, then such Receiving Party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 29.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain.

            29.6.3 In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement and shall use all reasonable efforts, including instructing its employees and others who have had access to such information, to keep confidential and not to use any such information, unless such information is now, or is hereafter disclosed, through no act, omission or fault of such Party, in any manner making it available to the general public.

      29.7 Governing Law. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction and remedy for all such claims shall be as provided for by the FCC and the Act. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the PUC, the exclusive jurisdiction for all such claims shall be with the PUC, and the exclusive remedy for such claims shall be as provided for by such PUC. In all other respects, this Agreement shall be governed by the domestic laws of the State of New Hampshire without reference to conflict of law provisions.

      29.8 Taxes. Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party.

      29.9 Non-Assignment. This Agreement shall be binding upon every subsidiary and affiliate of either Party that is engaged in providing telephone exchange and exchange access services in the State of New Hampshire and shall continue to be binding upon all such entities regardless of any subsequent change in their ownership. Each Party covenants that, if it sells or otherwise transfers to a third party its telephone exchange and exchange access network facilities within the State of New Hampshire, or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party which consent will not be unreasonably withheld; provided that either Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

      29.10 Non-Waiver. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

      29.11 Disputed Amounts.

            29.11.1 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within thirty (30) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due all undisputed amounts to the Billing Party.

            29.11.2 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

            29.11.3 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days, then either Party may file a complaint with the PUC to resolve such issues or proceed with any other remedy pursuant to law or equity. If such a filing is made with the PUC by either Party, the Non-Paying Party shall pay all Disputed Amounts into an interest bearing escrow account with a third Party escrow agent mutually agreed upon by the Parties. The PUC may direct payment of any or all funds (including any accrued interest) plus applicable late fees, to be paid to either Party.

            29.11.4 The Parties agree that all negotiations pursuant to this
Section 29.11 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

      29.12 Notices. Notices given by one Party to the other Party under this Agreement shall be in writing and shall be (a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested or (d) delivered by telecopy to the following addresses of the Parties:

            To NEFC

            New England Fiber Communications, L.L.C.
            425 Woods Mill Road South
            Town and Country, MO 63017
            Attn: President
            Facsimile: (314) 878-3211

            To NYNEX:

            NYNEX
            1095 Avenue of Americas
            40th Floor
            New York NY 10036
            Attn:  Vice President - Wholesale Markets
            Facsimile: (212) 597-2585

or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail or (iv) on the date set forth on the confirmation in the case of telecopy.

      29.13 Publicity and Use of Trademarks or Service Marks. Neither Party nor its subcontractors or agents shall use the other Party's trademarks, service marks, logos or other proprietary trade dress in any advertising, press releases, publicity matters or other promotional materials without such Party's prior written consent.

      29.14 Section 252(i) Obligations. Consistent with FCC rules, if either Party enters into an agreement approved by the PUC or FCC pursuant to Section 252 of the Act which provides for the provision in the State of New Hampshire of arrangements covered in this Agreement to another requesting Telecommunications Carrier (the "Other Agreement"), including itself or its affiliate, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. Provided however, that upon proper notification from NEFC, NYNEX shall make available without unreasonable delay to NEFC any form of Interconnection, service, or network element contained in any agreement to which it is a Party that is approved by any state commission in the NYNEX operating territory pursuant to Section 252, if such arrangement is technically feasible in the State of New Hampshire, and will negotiate in good faith with NEFC the rates, terms, and conditions that will be applicable in the State of New Hampshire.

      29.15 Joint Work Product. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

      29.16 No Third Party Beneficiaries; Disclaimer of Agency. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

      29.17 No License. No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

      29.18 Technology Upgrades. Nothing in this Agreement shall limit NYNEX's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. NYNEX shall provide NEFC written notice at least ninety
(90) days prior to the incorporation of any such upgrades in NYNEX's network which will materially impact NEFC service. NEFC shall be solely responsible for the cost and effort of accommodating such changes in its own network.

      29.19 Alternate Dispute Resolution.

            29.19.1 If a dispute arises between NYNEX and NEFC during the term of the Agreement, the following process, which shall be overseen by the Commission, shall be followed to resolve such dispute:

      a) The Parties shall have an initial thirty (30) day period beginning from the date on which either Party has provided written notice to the other Party identifying the existence of a dispute and seeking to resolve it, within which to resolve the dispute themselves, without meditation or arbitration as provided below.

      b) If the dispute is not resolved within such thirty (30) day period, either Party may petition the Commission to request mediation. The period of meditation shall be sixty (60) days commencing on the date of filing of such petition for meditation. Such petition shall include a request to the Commission to choose a mediator within the first ten (10) days of such sixty (60) day period, and the mediation shall be conducted by a mediator designated by the Commission. The Parties shall cooperate in good faith with the mediator to resolve the dispute within such sixty (60) day period. If, at any date following the forty-fifth (45) day of such sixty (60) day period, the Parties have not resolved their dispute, the mediator may formally declare a deadlock.

      c) Following the earlier to occur of (x) expiration of the sixty (60) day mediation period without resolution of the dispute between the Parties or (y) formal declaration of a deadlock by the mediator as contemplated in preceding paragraph (b), either Party may petition the Commission for arbitration. The period of arbitration shall be seventy (70) days commencing on the date of filing of such petition for arbitration. Such petition shall include a request to the Commission to choose an arbitrator within the first ten (10) days of such seventy (70) day period, and the arbitration shall be conducted by a arbitrator designated by the Commission.

            29.19.2 In the event that NYNEX and NEFC must enter into the dispute resolution process described above, both Parties shall share equally the expense to the Commission of such process. However, if in the Commission's judgment, one Party's claim is particularly and/or consistently frivolous, then the Commission may determine that such Party should bear such expense.

            29.19.3 In the event that a dispute requires resolution sooner than provided by the dispute resolution process described above, either party may seek resolution in any other appropriate forum.

      29.20 Survival. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including without limitation, Sections 22.0, 25.0, 26.0, 29.3, 29.6, 29.11,
29.13 and 29.17.

      29.21 Scope of Agreement. This Agreement is intended to describe and enable specific Interconnection and access to unbundled Network Elements and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided for herein.

      29.22 Entire Agreement. The terms contained in this Agreement and any Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by an officer of each Party.

      29.23 Power and Authority. Each Party has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of each has been properly authorized and empowered to enter into this Agreement.

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 17th day of July, 1997.


NEW ENGLAND FIBER                        NYNEX
COMMUNICATIONS, L.L.C.


By: /s/ Richard P. Anthony               By: /s/ Jacob J. Goldberg
    --------------------------               ---------------------------

Printed: Richard P. Anthony              Printed: Jacob J. Goldberg
         ---------------------                    ----------------------

Title: President - Eastern Region        Title: Vice President-Wholesale Markets
       -----------------------                  ------------------------

                              SCHEDULE 1.0

CERTAIN TERMS AS DEFINED IN THE ACT

      "Affiliate" means a person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own" means to own an equity interest (or the equivalent thereof) of more than ten percent (10%).

      "Dialing Parity" means that a person that is not an Affiliate of a LEC is able to provide Telecommunications Services in such a manner that Customers have the ability to route automatically, without the use of any access code, their Telecommunications to the Telecommunications Services provider of the Customer's designation from among two (2) or more Telecommunications Services providers (including such LEC).

      "Exchange Access" means the offering of access to Telephone Exchange Services or facilities for the purpose of the origination or termination of Telephone Toll Services.

      "InterLATA Service" means Telecommunications between a point located in a local access and transport area and a point located outside such area.

      "Local Access and Transport Area" or "LATA" means a contiguous geographic area: (a) established before the date of enactment of the Act by a Bell operating company such that no Exchange Area includes points within more than one (1) metropolitan statistical area, consolidated metropolitan statistical area, or State, except as expressly permitted under the AT&T Consent Decree; or
(b) established or modified by a Bell operating company after such date of enactment and approved by the FCC.

      "Local Exchange Carrier" means any person that is engaged in the provision of Telephone Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

      "Network Element" means a facility or equipment used in the provision of a Telecommunications Service. Such term also includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service.

      "Number Portability" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

      "Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

      "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Communications
Act).

      "Telecommunications Service" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

      "Telephone Exchange Service" means (a) service within a telephone exchange within a connected system of telephone exchanges within the same exchange area operated to furnish subscribers intercommunicating service of the character ordinarily furnished by a single exchange, and which is covered by the exchange service charge, or (b) comparable service provided through a system of switches, transmission equipment, or other facilities (or combination thereof) by which a subscriber can originate and terminate a telecommunications service.

      "Telephone Toll Service" means telephone service between stations in different exchange areas for which there is made a separate charge not included in contracts with subscribers for exchange service.

             SCHEDULE 4.0 Network Interconnection Schedule*


LATA        NYNEX N-IP        NEFC B-IP   ACTIVATION DATE

130         MNCHNHCODS2
            MNCHNHCOO4T
            MNCHNHCO2GT
            NASHNHWPDS1


* Information to be provided by the Parties at a date to be determined by the Parties.

                SCHEDULE 8.2 NYNEX Intervals for Installation


Service Order Standard Intervals


                                    Number of         Standard Interval
                                    DS1Systems        (Business Days)
                                    ----------        ---------------

Establishment of New Trunk Groups
                                    1-10              60
                                    over 10           negotiated

Additions to Existent Trunk Groups
                                    1-4               30
                                    over 4            negotiated

                    SCHEDULE 27.1 NYNEX Performance Targets(1)

            ACTIVITY                                            PERFORMANCE TARGETS

1.    Unbundled Link Installation

      a) New Link Installation:

            i) Order for Installation < 10 links                5 business days(1)
                   No Available Facilities                      Reappoint installation date

            ii) Order for Installation => 10 links
                   Facilities Confirmation                      5 business days(1)
                   If Available Facilities
                       < 20 links                               10 business days from
                                                                Facilities Confirmation
                       => 20 links                              negotiated interval(2)

      b) "Hot Cutover" Installation

            i) Order for Installation < 10 links                5 businesss days
            ii) Order for Installation => 10 links              negotiated interval(2)

2.    Interim Number Portability Installation

            i) Order for Installation < 10 numbers              5 businesss days
            ii) Order for Installation => 10 numbers            negotiated interval(2)

3.    Out-of-Service Repairs                  Less than 24 hours from NYNEX's
                                              Receipt of Notification of
                                              Out-of-Service Condition

* Subject to the following percentage limitations:

      1st half of Agreement               2nd half of Agreement
            Period                              Period

              65%                                 70%

--------
(1) The Parties agree to use a five (5) business day interval. At a future time mutally agreed to by the Parties, the installation interval will be a SMARTS CLOCK interval.
(2) NYNEX will provide the same negotiated intervals it provides to any carrier, Customer or Parties that are similarly situated.

SCHEDULE 27.1 (A)
                                  NEFC
                        Service Quality Criteria


1     New Unbundled Link (SVGALS) Orders

      1.0 ANI to NEFC number, verification successful from DEMARC by NYNEX field technician.

      1.1 All order information submitted by NEFC is valid (e.g. street address, end user LCON, floor/unit number, cable pair assignment)

      1.2 Customer (end user) available at appointed date.

      1.3 Orders completed as submitted without cancellation after FOC

2     Hot Cut Unbundled Link (SVGALS) Orders

      2.0 Verifiable NEFC dial tone at POT bay testable by NYNEX through appropriate tie cable pair as provided by NEFC on the service request.

      2.1 Accurate account and end user information submitted on service request

      2.3 Accurate SVGAL tie cable and pair assignment provided by NEFC on service request

      2.4 Orders completed as submitted without cancellation after FOC

                           PRICING SCHEDULE A

I. Reciprocal Compensation for local traffic shall equal the rate set forth below. Such rate shall be:

      Rate = $.008  per minute

      The rate for Reciprocal Compensation is to be adjusted bi-annually based upon the rates and formula set forth in this Pricing Schedule. The first adjustment shall occur six (6) months after traffic is exchanged between the Parties and future adjustments every six months thereafter.

      Reciprocal Compensation for IntraLATA Toll traffic shall equal each Party's effective applicable tariffed IntraLATA switched access rates.

II.   Information Services Billing and Collection

      Fee = $.05 per message
      EMR = $.00415 per record charge

III.  Transit Service (Tandem Transit Service)

      A.    Transit Service

            Rate = $.0035 per minute

      B.    Dedicated Transiting Service

            Rate = twice the applicable charge for a collocated channel termination

IV.   Interim Telecommunications Number Portability

      A.    Monthly Recurring Charges

            Rate per Business Number      = $2.00

            Rate per Residential Number   = $1.00

            No additional recurring charges shall apply for interim number portability, including additional per-path, per-port, or usage-related charges, except for third party and collect calls.

      B.    Non-recurring charge

            Rate = $20.00 per ported number

            Non-recurring charges only apply when interim number portability is ordered separately from an unbundled link.

V.    IntraLATA 800/888

      Reciprocal Compensation (refer to I above).

      Compensation for records exchanged = $.00415 per record

      800 database inquiry = $.003981 per database inquiry

VI.   Directory Assistance and Operator Services

      (A)   Directory Assistance Services

      (1)   Directory Assistance
                                                            Per Request
                                                            -----------
            Each Request for Information per one telephone
            number, with NYNEX branding                     $0.322250

            Each Request for Information per one telephone
            number, with NEFC branding                      $0.322250

            Each Request for Information per one telephone
            number, without branding                        $0.268541

             Branding surcharge per call (if applicable)    $0.053709

      (2)   Directory Assistance Call

            Completion (DACC) #:
            Each Request for Information per one telephone
            number, with NEFC branding or with NYNEX
            branding plus call completion                   $0.500138

            Each Request for Information per one telephone
            number, without branding plus call completion   $0.446429

            DACC Surcharge per call                         $0.177888

# These rates are in addition to the UTTC, TTSC & UNRCC or UCRCC charges.

      Record Charges

            EMR format - per record charge                  $.004150


      (4)   Direct Access to Directory Assistance (DADA)

            Monthly Access Charge                           $4000
            Each Search Request                             $0.038


                                                            Rate
                                                            ----
            (B)   Inward Operator Services#

                  (1)   BLV
                        -     Per work second               $0.034465

                  (2)   BLV/I
                        -     Per work second               $0.034465

                  (3)   Branding surcharge per call
                        (if applicable)                     $0.053709

            (C)   0+/Mechanized Operator Calls #

                  (1)   Calling Card
                        -     Per request                   $0.116585

                  (2)   Collect
                        -     Per request                   $0.131100

                  (3)   Third Number
                        -     Per request                   $0.131100

                  (4)   Branding surcharge per call
                        (if applicable)                     $0.053709

# These rates are in addition to the UTTC, TTSC & UNRCC or UCRCC charges.

            (D)   0- Operator Handled Calls #

                  (1)   Per work second                     $0.013043

                  (2)   Branding surcharge per call
                        (if applicable)                     $0.053709

# These rates are in addition to the UTTC, TTSC & UNRCC or UCRCC charges.

            (E)   Operator Emergency Bulletin Service
                  -     Per State Bulletin, per year        $17.80

                                                Recurring   Non-recurring
                                                ---------   -------------
            (F)   TOPS Trunk Ports              $14.53      $147.87
                  Service Access Charge
                        -Per TOPS Port          $1.81       N/A

            (G)   IOF mileage for Dedicated
                  Trunk Transport               $126.35     $470.98
                  Mileage Charge, per mile
                  per month                     $0.73

                                    Peak        Off-Peak
                                    ----        --------
Digital Trunk Port Usage / Shared
      - per MOU                     $0.001965   $0.000436

                                    Peak        Off-Peak
                                    ----        --------

Unbundled Local Switching
      - per MOU                     $0.008689   $0.004565

Unbundled Tandem Transport (UTTC)
      - per MOU                     $.001780    $.000400

Tandem Transit Switching (TTSC)
      - per MOU                     $0.008642   $0.002702

NYNEX Reciprocal Compensation (UNRCC)
      - per MOU                     $0.010654   $0.005001

NEFC Reciprocal Compensation (UCRCC)
      - per MOU                     $0.010654   $0.005001

VII. UNBUNDLED NETWORK ELEMENT
                                                            NYNEX
ELEMENT                                ZONE                 PRICE
-------                                ----                 -----
2W ANALOG LINK                         URBAN                $12.67
                                     SUBURBAN               $15.59

                                       RURAL                $23.00
                                     STATEWIDE              $17.53

4W ANALOG LINK                         URBAN                $38.31
                                     SUBURBAN               $43.17
                                       RURAL                $72.54
                                     STATEWIDE              $52.46

2W LINK CONDITIONED                    URBAN                $28.66
FOR DIGITAL                          SUBURBAN               $29.37
                                       RURAL                $70.38
                                     STATEWIDE              $43.79

4W LINK CONDITIONED                    URBAN                $148.20
FOR DIGITAL                          SUBURBAN               $157.42
                                       RURAL                $392.52
                                     STATEWIDE              $238.84

NETWORK INTERFACE                      URBAN                $0.72   (See Note A)
DEVICE                               SUBURBAN               $0.72
2W ANALOG LINK                         RURAL                $0.72
                                     STATEWIDE              $0.72

NETWORK INTERFACE                      URBAN                $0.86
DEVICE                               SUBURBAN               $0.86
4W ANALOG LINK                         RURAL                $0.86
                                     STATEWIDE              $0.86

NETWORK INTERFACE                      URBAN                $0.72
DEVICE                               SUBURBAN               $0.72
2W LINK CONDITIONED                    RURAL                $0.72
FOR DIGITAL                          STATEWIDE              $0.72

NETWORK INTERFACE                      URBAN                $0.86
DEVICE                               SUBURBAN               $0.86
4W LINK CONDITIONED                    RURAL                $0.86
FOR DIGITAL                          STATEWIDE              $0.86

LOCAL SWITCHING                        URBAN                $2.24
ANALOG PORT                          SUBURBAN               $2.07
                                       RURAL                $1.82

LOCAL SWITCHING                        URBAN                $3.08
DIGITAL PORT                         SUBURBAN               $2.87
                                       RURAL                $2.68

LOCAL SWITCHING                        URBAN                $26.55
ISDN-BRI PORT                        SUBURBAN               $30.84
                                       RURAL                $29.11

LOCAL SWITCHING                        URBAN                $6.96
DIGITAL TRUNK PORT                   SUBURBAN               $6.77
                                       RURAL                $7.35

LOCAL SWITCHING                        URBAN                $412.80
ISDN-PRI PORT                        SUBURBAN               $371.84
                                       RURAL                $371.84

LOCAL SWITCHING                        URBAN                $0.000863
TRUNK PORT PER MOU                   SUBURBAN               $0.000904
DAY                                    RURAL                $0.000925

LOCAL SWITCHING                        URBAN                $0.001096
TRUNK PORT PER MOU                   SUBURBAN               $0.001149
EVENING                                RURAL                $0.001176

LOCAL SWITCHING                        URBAN                $0.000000
TRUNK PORT PER MOU                   SUBURBAN               $0.000000
NIGHT                                  RURAL                $0.000000

LOCAL SWITCHING                        URBAN                $0.003197
USAGE PER MOU                        SUBURBAN               $0.005262
DAY                                    RURAL                $0.009101

LOCAL SWITCHING                        URBAN                $0.003871
USAGE PER MOU                        SUBURBAN               $0.006074
EVENING                                RURAL                $0.010106

LOCAL SWITCHING                        URBAN                $0.000707
USAGE PER MOU                        SUBURBAN               $0.002263
NIGHT                                  RURAL                $0.005389

LOCAL SWITCHING                        URBAN                $0.7767
PORT ADDITIVE                        SUBURBAN               $0.7767
CENTREX                                RURAL                $0.7767

LOCAL SWITCHING                        URBAN                $0.9267
PORT ADDITIVE                        SUBURBAN               $0.9267
RINGMATE SVC.                          RURAL                $0.9267

LOCAL SWITCHING                        URBAN                $0.3451
PORT ADDITIVE                        SUBURBAN               $0.3517
THREE-WAY CALLING                      RURAL                $0.3300

TANDEM SWITHING
DIGITAL TRUNK                        ALL ZONES              $6.86

COMMON TRUNK PER MOU                 ALL ZONES
DAY                                                         $0.003543
EVENING                                                     $0.004503
NIGHT                                                       $0.000000

USAGE PER MOU                        ALL ZONES
DAY                                                         $0.002971
EVENING                                                     $0.003221
NIGHT                                                       $0.002049

DEDICATED TRANSPORT                  ALL ZONES
OC-48 FIXED                                                 $8,976.19
OC-48 PER MILE                                              $178.75

OC-12 FIXED                                                 $3,575.40
OC-12 PER MILE                                              $74.59

OC-3 FIXED                                                  $1,455.74
OC-3 PER MILE                                               $18.65

DS-3 FIXED                                                  $791.63
DS-3 PER MILE                                               $6.22

DS-1 FIXED                                                  $103.27
DS-1 PER MILE                                               $0.22

CO MUXING 3/1                                               $211.97

COMMON TRANSPORT                     ALL ZONES
USAGE
DAY                                                         $0.000886
EVENING                                                     $0.001127
NIGHT                                                       $0.000000

UNBUNDLED NETWORK ELEMENT

SIGNALING                            ALL ZONES

STP PER LINK                                                $38.93

STP PER PORT                                                $752.00

SCP "800" QUERY                                             $0.001786

SCP LIDB QUERY                                              $0.001394

EXTENDED LINK
                                       URBAN                $51.60
                                     SUBURBAN               $54.52
                                       RURAL                $61.93
                                     STATEWIDE              $56.46

NOTES

A. The Arbitrator's original decision on 11/6/96 for the NID was based on a NYNEX adjusted price of $0.93 and a reduction of 24.7% resulting in a $0.70 NID price. NYNEX's actual adjusted NID price is actually $0.97. A reduction of 25.7% is then applied resulting in a final NID price of $0.72.

WHOLESALE DISCOUNTS

With NYNEX Provided Operator Services

BUSINESS                              18.78%
RESIDENCE                             17.30%

With NEFC Provided Operator Services

BUSINESS                              20.25%
RESIDENCE                             19.04%

                            PRICING SCHEDULE

Reciprocal Compensation Calculation

I.    Time of Day Definitions

II.   Base Rates - Per Minute of Use

      Peak        = $0.011

      Off-Peak    = $0.008

III. Formula for determining Reciprocal Compensation (% Peak Traffic + % Off-Peak Traffic = 100% for each Party)

 (NEFC-originated  Peak Minutes + NYNEX-originated Peak Minutes) * Peak Rate /
                   Total NEFC + NYNEX Minutes

                                   +

 (NEFC-originated Off-Peak Minutes + NYNEX-originated Off-Peak Minutes) *
              Off-Peak Rate / Total NEFC + NYNEX Minutes

EXHIBIT A

                   NETWORK ELEMENT BONA FIDE REQUEST


      1. Each Party shall promptly consider and analyze access to a new unbundled Network Element with the submission of a Network Element Bona Fide Request hereunder. The Network Element Bona Fide Request process set forth herein does not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. Oct. 19, 1992) para. 259 and n.603 or subsequent orders.

      2. A Network Element Bona Fide Request shall be submitted in writing and shall include a technical description of each requested Network Element.

      3. The requesting Party may cancel a Network Element Bona Fide Request at any time, but shall pay the other Party's reasonable and demonstrable costs of processing and/or implementing the Network Element Bona Fide Request up to the date of cancellation.

      4. Within ten (10) business days of its receipt, the receiving Party shall acknowledge receipt of the Network Element Bona Fide Request.

      5. Except under extraordinary circumstances, within thirty (30) days of its receipt of a Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a preliminary analysis of such Network Element Bona Fide Request. The preliminary analysis shall confirm that the receiving Party will offer access to the Network Element or will provide a detailed explanation that access to the Network Element is not technically feasible and/or that the request does not qualify as a Network Element that is required to be provided under the Act.

      6. If the receiving Party determines that the Network Element Bona Fide Request is technically feasible and otherwise qualifies under the Act, it shall promptly proceed with developing the Network Element Bona Fide Request upon receipt of written authorization from the requesting Party. When it receives such authorization, the receiving Party shall promptly develop the requested services, determine their availability, calculate the applicable prices and establish installation intervals.

      7. Unless the Parties otherwise agree, the Network Element Requested must be priced in accordance with Section 252(d)(1) of the Act.

      8. As soon as feasible, but not more than ninety (90) days after its receipt of authorization to proceed with developing the Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a Network Element Bona Fide Request quote which will include, at a minimum, a description of each Network Element, the availability, the applicable rates and the installation intervals.

      9. Within thirty (30) days of its receipt of the Network Element Bona Fide Request. quote, the requesting Party must either confirm its order for the Network Element Bona Fide Request pursuant to the Network Element Bona Fide Request quote or seek arbitration by the PUC pursuant to Section 252 of the Act.

      10. If a Party to a Network Element Bona Fide Request believes that the other Party is not requesting, negotiating or processing the Network Element Bona Fide Request in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with Section 251 of the Act, such Party may seek mediation or arbitration by the PUC pursuant to Section 252 of the Act.

                             Schedule 27.2

                    Performance Measurement Reports

                                  Schedule 27.2

---------------------------------------------------
Product:     Resale - POTS
---------------------------------------------------
State:       New Hampshire by Market Area *
---------------------------------------------------
Time Period: (Monthly)
---------------------------------------------------

-------------------------------------------------------------------------------------
                                                    Actual Service Performance
                                                -------------------------------------
                                                          All Telecom.    NYNEX &
Metric                                           Carrier     Carriers    Affiliates
-------------------------------------------------------------------------------------
Provisioning
-------------------------------------------------------------------------------------
   Number of Installation Orders
-------------------------------------------------------------------------------------
   Average Interval - business days
-------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Residence
-------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Business
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
-------------------------------------------------------------------------------------
   % Completed in 1 business day - Dispatch
-------------------------------------------------------------------------------------
   % Completed in 1 business day - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 4 business days
-------------------------------------------------------------------------------------
   % Completed w/in 5 business days
-------------------------------------------------------------------------------------
   % Completed w/in 6 business days
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
-------------------------------------------------------------------------------------
   % Missed Appointment - Customer
-------------------------------------------------------------------------------------
Maintenance
-------------------------------------------------------------------------------------
   Total Number of Troubles Reported
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate
-------------------------------------------------------------------------------------
   % Missed Repair Appointments
-------------------------------------------------------------------------------------
   Mean Time to Repair
-------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
-------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
-------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
-------------------------------------------------------------------------------------
   % Cleared within 24 Hours
-------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
-------------------------------------------------------------------------------------
   % CPE Troubles
-------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
-------------------------------------------------------------------------------------
   % No Trouble Found
-------------------------------------------------------------------------------------
   % No Access
-------------------------------------------------------------------------------------

Notes: 1.) Customer Trouble Report Rate excludes CPE and subsequents reports. 2) Subsequents are additional calls on open troubles. 3.)Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

                        Comparability Reports for Resale
           (Under development - separate reports for DS0, DS1, and DS3

---------------------------------------------------
Product:     Resale - Specials
---------------------------------------------------
State:       New Hampshire By Market Area*
---------------------------------------------------
Time Period: (Monthly)
---------------------------------------------------

-------------------------------------------------------------------------------------
                                                    Actual Service Performance
                                                -------------------------------------
                                                          All Telecom.    NYNEX &
Metric                                           Carrier     Carriers    Affiliates
-------------------------------------------------------------------------------------
Provisioning
-------------------------------------------------------------------------------------
   Number of Installation Orders
-------------------------------------------------------------------------------------
   Average Interval business days
-------------------------------------------------------------------------------------
   % Complete w/in 5 Days
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
-------------------------------------------------------------------------------------
   % Completed in 1 business day - Dispatch
-------------------------------------------------------------------------------------
   % Completed in 1 business day - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 4 business days
-------------------------------------------------------------------------------------
   % Completed w/in 5 business days
-------------------------------------------------------------------------------------
   % Completed w/in 6 business days
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
-------------------------------------------------------------------------------------
   % Missed Appointment - Customer
-------------------------------------------------------------------------------------
Maintenance
-------------------------------------------------------------------------------------
   Total Number of Troubles Reported
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate
-------------------------------------------------------------------------------------
   Mean Time to Repair
-------------------------------------------------------------------------------------
   % Lines Out of Service > 4 Hours
-------------------------------------------------------------------------------------
   % Lines Out of Service > 12 Hours
-------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
-------------------------------------------------------------------------------------
   % Cleared within 24 Hours
-------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
-------------------------------------------------------------------------------------
   % CPE Troubles
-------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
-------------------------------------------------------------------------------------
   % No Trouble Found
-------------------------------------------------------------------------------------
   % No Access
-------------------------------------------------------------------------------------

Notes: 1. Customer Trouble Report Rate excludes CPE and subsequents. 2. Subsequents are additional calls on open troubles. 3. Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

               Comparability Reports for Unbundled Elements - POTS

-------------------------------------------------------------
Product:     Unbundled Elements - POTS (Dial Tone Services)
-------------------------------------------------------------
State:       New Hampshire- By Market Area*
-------------------------------------------------------------
Time Period: (Monthly)
-------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                    Actual Service Performance
                                                -------------------------------------
                                                          All Telecom.    NYNEX &
Metric                                           Carrier     Carriers    Affiliates
-------------------------------------------------------------------------------------
Provisioning
-------------------------------------------------------------------------------------
   Number of Installation Orders
-------------------------------------------------------------------------------------
   Average Interval
-------------------------------------------------------------------------------------
   % completed in 1 business day - Dispatch
-------------------------------------------------------------------------------------
   % completed in 1 business day - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 2 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 3 business days - No Dispatch
-------------------------------------------------------------------------------------
   % Completed w/in 4 business days
-------------------------------------------------------------------------------------
   % Completed w/in 5 business days
-------------------------------------------------------------------------------------
   % Completed w/in 6 business days
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 7 Days
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
-------------------------------------------------------------------------------------
   % Missed Appointment - Customer
-------------------------------------------------------------------------------------
Maintenance
-------------------------------------------------------------------------------------
   Total Number of Troubles Reported
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate - Loop
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate - CO
-------------------------------------------------------------------------------------
   % Missed Repair Appointments
-------------------------------------------------------------------------------------
   Mean Time to Repair - Loop Trouble
-------------------------------------------------------------------------------------
   Mean Time to Repair - CO Trouble
-------------------------------------------------------------------------------------
   % Out of Service > 4 Hours
-------------------------------------------------------------------------------------
   % Out of Service > 12 Hours
-------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
-------------------------------------------------------------------------------------
   % Cleared within 24 Hours
-------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
-------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
-------------------------------------------------------------------------------------
   % CPE Troubles
-------------------------------------------------------------------------------------
   % No Trouble Found
-------------------------------------------------------------------------------------
   % No Access
-------------------------------------------------------------------------------------

Notes: 1.) Customer Trouble Report Rate excludes CPE and subsequents. 2.) Subsequents are additional calls on open troubles. 3.) Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access. 4.) Other Unbundled elements include equivalent complex special services requiring specialized circuit design

             Comparability Reports for Unbundled Elements - Specials (Under development - separate reports for DS0, DS1, and DS3

---------------------------------------------------
Product:     Other Unbundled Elements - SPECIALS
---------------------------------------------------
State:       New Hampshire- By Market Area*
---------------------------------------------------
Time Period: (Monthly)
---------------------------------------------------

-------------------------------------------------------------------------------------
                                                    Actual Service Performance
                                                -------------------------------------
                                                          All Telecom.    NYNEX &
Metric                                           Carrier     Carriers    Affiliates
-------------------------------------------------------------------------------------
Provisioning
-------------------------------------------------------------------------------------
   Number of Installation Orders
-------------------------------------------------------------------------------------
   Average Interval - business days
-------------------------------------------------------------------------------------
   % Complete w/in 5 Days - Dispatch
-------------------------------------------------------------------------------------
   % Complete w/in 5 Days - No Dispatch
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - Dispatch
-------------------------------------------------------------------------------------
   % Missed Appointment - NYNEX - No Dispatch
-------------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
-------------------------------------------------------------------------------------
   % Missed Appointment - Customer
-------------------------------------------------------------------------------------
Maintenance
-------------------------------------------------------------------------------------
   Total Number of Troubles Reported
-------------------------------------------------------------------------------------
   Customer Trouble Report Rate
-------------------------------------------------------------------------------------
   Mean Time to Repair
-------------------------------------------------------------------------------------
   % Out of Service > 4 hours
-------------------------------------------------------------------------------------
   % Out of Service > 24 Hours
-------------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
-------------------------------------------------------------------------------------
   % Subsequent Trouble Reports
-------------------------------------------------------------------------------------
   % CPE Troubles
-------------------------------------------------------------------------------------
   % No Trouble Found
-------------------------------------------------------------------------------------
   % No Access
-------------------------------------------------------------------------------------

Notes: 1.) Customer Trouble Report Rate excludes CPE and subsequents. 2.) Subsequents are additional calls on open troubles. 3.) Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access. 4.) Other Unbundled elements include equivalent complex special services requiring specialized circuit design

                    Comparability Reports for Interconnection

-------------------------------------------
Product:     Interconnection Trunks
-------------------------------------------
State:       New Hampshire- By Market Area*
-------------------------------------------
Time Period: (Monthly)
-------------------------------------------

-------------------------------------------------------------------------------
                                              Actual Service Performance
                                          -------------------------------------
                                                    All Telecom.    NYNEX &
Metric                                     Carrier     Carriers    Affiliates
-------------------------------------------------------------------------------
Provisioning
-------------------------------------------------------------------------------
   Number of Installation Orders
-------------------------------------------------------------------------------
   Average Interval -business days
-------------------------------------------------------------------------------
   % Missed Appointment - NYNEX
-------------------------------------------------------------------------------
   % Installation Troubles w/in 30 days
-------------------------------------------------------------------------------
   % Missed Appointment - Customer
-------------------------------------------------------------------------------
Maintenance
-------------------------------------------------------------------------------
   Total Number of Troubles Reported
-------------------------------------------------------------------------------
   Customer Trouble Report Rate
-------------------------------------------------------------------------------
   Mean Time to Repair
-------------------------------------------------------------------------------
   % Out of Service > 2 Hours
-------------------------------------------------------------------------------
   % Out of Service > 4 Hours
-------------------------------------------------------------------------------
   % Out of Service > 12 Hours
-------------------------------------------------------------------------------
   % Out of Service > 24 Hours
-------------------------------------------------------------------------------
   % Repeat Reports w/in 30 days
-------------------------------------------------------------------------------
   % Subsequent Trouble Reports
-------------------------------------------------------------------------------
   % No Trouble Found
-------------------------------------------------------------------------------

Notes: 1.) Customer Trouble Report Rate excludes CPE and subsequents. 2.) Subsequents are additional calls on open troubles. 3.) Some measures are an indicator of carrier performance, such as % no trouble found, % CPE and % no access

                                   APPENDIX 2

                                                                      Appendix 2

                  SCHEDULE 4.0 Network Interconnection Schedule


      LATA              HARVARDNET-IP           BA-IP       Activation Date

      TBD               TBD                     TBD         TBD

                          RemoteConnect Offer Checklist

======================================================================================================
                                                  Fully-Managed    Transport Only    Transport Only
------------------------------------------------------------------------------------------------------
                                                      Layer 3          Layer 3           Layer 2
------------------------------------------------------------------------------------------------------
Hardware
------------------------------------------------------------------------------------------------------
  DSL Remote Termination Units                          |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Central Site Router                                   |X|               O
------------------------------------------------------------------------------------------------------
  Central Site VPN Concentrator                         |X|
------------------------------------------------------------------------------------------------------
  Branch Office Site Routers                            |X|               O
------------------------------------------------------------------------------------------------------
  Branch Office VPN Concentrators                       |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Connectivity
------------------------------------------------------------------------------------------------------
  Telecommuter DSL Port                                 |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Central Site T1/T3                                    |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Branch Office DSL Port, Frame, or T1                  |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Telecomuter Dial-Up                                   |X|              |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Internet Access
------------------------------------------------------------------------------------------------------
  Central Site                                          |X|              |X|                O
------------------------------------------------------------------------------------------------------
  Branch Offices                                        |X|              |X|
------------------------------------------------------------------------------------------------------
  Telecommuters                                         |X|              |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Software
------------------------------------------------------------------------------------------------------
  Client Tunneling Software                             |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Installation
------------------------------------------------------------------------------------------------------
  Pre-Install Consulting (1 day)                        |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Implementation Scope of Work Document                 |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Router Configuration                                  |X|               O
------------------------------------------------------------------------------------------------------
  VPN Concentrator Configuration                        |X|
------------------------------------------------------------------------------------------------------
  Hardware Installation                                 |X|               O
------------------------------------------------------------------------------------------------------
  Line Installation - DSL, Frame, T1, and T3            |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  Distribution of Client Software                       |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Mangement
------------------------------------------------------------------------------------------------------
  VPN Concentrator
------------------------------------------------------------------------------------------------------
    Up-time                                             |X|
------------------------------------------------------------------------------------------------------
    Performance                                         |X|
------------------------------------------------------------------------------------------------------
    Swap Out                                            |X|
------------------------------------------------------------------------------------------------------
  Routers
------------------------------------------------------------------------------------------------------
    Up-time                                             |X|
------------------------------------------------------------------------------------------------------
    Performance                                         |X|
------------------------------------------------------------------------------------------------------
    Swap Out                                            |X|
------------------------------------------------------------------------------------------------------
  Radius Server Management                               O
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Support
------------------------------------------------------------------------------------------------------
  7x24 Tier II Help Desk                                |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  7x24 Tier III Support                                 |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  7x24 Monitoring Support                               |X|              |X|               |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Tools
------------------------------------------------------------------------------------------------------
  Web-based Connectivity Monitoring                     |X|              |X|               |X|
------------------------------------------------------------------------------------------------------
  User Management Interface                             |X|              |X|               |X|
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Key -   |X| - Included, O - Optional
======================================================================================================

Offer Checklist                                                          5/12/99